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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Knoll, Inc.
(Name of Registrant as Specified In Its Charter)

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Knoll

Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

Modern Always®

Notice of Annual Meeting of Stockholders

When

May 8, 2018
9:00 a.m. Eastern Time

Where

Knoll, Inc.
1330 Avenue of the Americas, 2nd floor
New York, New York 10019

Items of Business

  1.
  To elect three (3) directors named in the proxy statement for a term ending at the 2021 Annual Meeting of Stockholders

  2.
  The approval of the Knoll, Inc. 2018 Stock Incentive Plan

  3.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018

  4.
  To hold an advisory vote to approve executive compensation

  5.
  To transact any other business properly brought before the meeting

Record Date

Stockholders of record as of the close of business on March 15, 2018, are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record will be available at the meeting and during regular business hours for the 10 days prior to the meeting at our offices at 1330 Avenue of the Americas, 2nd Floor, New York, New York 10019. A stockholder may examine the list for any legally valid purpose related to the meeting.

By Order of the Board of Directors,

Michael A. Pollner
Senior Vice President, Chief Administrative Officer, General Counsel & Corporate Secretary

March 29, 2018

Important Notice Regarding the Availability of Proxy Materials for
the Stockholders Meeting to Be Held on May 8 2018:
The proxy statement and annual report to stockholders are available at www.edocumentview.com/KNL

Proxy Statement Summary

The Board of Directors ("Board") of Knoll, Inc. (the "Company," "we," "us," "our" or "Knoll") is furnishing this proxy statement and soliciting proxies in connection with the proposals to be voted on at the Knoll, Inc. 2018 Annual Meeting of Stockholders ("Annual Meeting") and any postponements or adjournments thereof. This summary highlights certain information contained in this proxy statement, but does not contain all of the information you should consider when voting your shares. Please read the entire proxy statement carefully before voting.

2018 Annual Meeting Information

Date	May 8, 2018

Time	9:00 a.m. (Eastern Time)

Location	Knoll, Inc. 1330 Avenue of the Americas, 2nd floor New York, New York 10019

Record Date	March 15, 2018

Stock Symbol	KNL

Stock Exchange	New York Stock Exchange ("NYSE")

Corporate Website	www.knoll.com

Voting Matters And Vote Recommendation

	PROPOSAL	BOARD RECOMMENDATION	REASONS FOR RECOMMENDATION	MORE INFORMATION

1.	Election of 3 director nominees named in our proxy statement to our Board of Directors for three-year terms	FOR	The Board and the Nominating and Corporate Governance Committee believe our nominees possess the skills, experience and qualifications to effectively monitor performance, provide oversight and support management's execution of the Company's long-term strategy.	Page 10

2.	Approval of the Knoll, Inc. 2018 Stock Incentive Plan	FOR	We believe that equity incentives are critical in attracting and retaining talented employees.	Page 24

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2018	FOR	Based on its assessment, the Audit Committee believes that the re-appointment of Ernst & Young LLP is in the best interests of Knoll and our stockholders.	Page 34

4.	"Say on Pay" advisory vote on 2017 executive compensation	FOR	Our executive compensation program incorporates several compensation governance best practices and reflects our commitment to paying for performance.	Page 35

Our Strategy

For over 80 years, Knoll has stood for modern design. Our focus is on design leadership, quality and innovation in both the contract and residential markets. Four strategic imperatives drive our growth:

Knoll is
Modern Always
because modern
always works.

Our Performance

Our strategy and compensation systems have generated significant growth in our sales, margins and profits; however, 2017 represented a pause in our overall improvement:

Note: Adjusted EBITDA and Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Net Earnings to Adjusted EBITDA and Percentage and Adjusted EPS to GAAP EPS, see page 74.

We encourage you to review our Annual Report to Shareholders accompanying this proxy statement for more complete financial information.

PROPOSAL1	ELECTION OF DIRECTORS

Our Director Nominees

Our board of directors currently consists of eleven members, classified into three classes. In Proposal 1, stockholders are asked to vote "FOR" the following Class II directors, who have terms that expire at the 2018 Annual Meeting.

			Board Committee Assignments

Name	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance

Stephanie Stahl	2013	Yes			✓

Christopher G. Kennedy	2014	Yes		✓

Daniel W. Dienst	2017	Yes

Committee membership is as of the date of this proxy statement. Current committee assignments are indicated by a (✓), and committee chairs are indicated by "Chair." Please see pages 10 through 16 for more information regarding our director nominees. Burton B. Staniar and Sidney Lapidus, current Class II directors, will not serve beyond the 2018 Annual Meeting.

Our Full Board

Name	Age	Director Since	Independent?	Term Expires	Audit	Compensation	Nominating

Kathleen G. Bradley	68	1999	Yes	2019
Andrew B. Cogan (CEO and Chairman-Elect)	55	1996	No	2020
Daniel W. Dienst	52	2017	Yes	2018
Stephen F. Fisher	65	2005	Yes	2020			Chair
Jeffrey A. Harris (Lead Director)	62	1996	Yes	2019		Chair
Christopher G. Kennedy	54	2014	Yes	2018
Sidney Lapidus	80	1996	Yes	2018
John F. Maypole	78	2004	Yes	2019	Chair
Sarah E. Nash	64	2006	Yes	2020
Stephanie Stahl	51	2013	Yes	2018
Burton B. Staniar (Chairman)	76	1993	No	2018

Diversity is one of the factors considered by our nominating and corporate governance committee in the director nomination process. Among the factors considered when we evaluate the skills, experiences and perspectives of our directors are the following: (i) financial and accounting acumen; (ii) educational background; (iii) knowledge of our industry and related industries; (iv) personal and professional integrity; (v) business or management experience; (vi) crisis management experience; (vii) leadership and strategic planning experience; and (viii) brand development and consumer marketing. We also consider diversity with respect to race and gender in evaluating whether the board as a whole has the right mix of perspectives to properly serve the company and its stockholders.

Our Corporate Governance

Size of the Board of Directors	11**
Number of Independent Directors	9
Audit, Compensation and Governance Committees Consist Entirely of Independent Directors	Yes
Lead Independent Director of the Board	Yes
Majority Voting Resignation Policy in Uncontested Director Elections	Yes
Annual Advisory Approval of Named Executive Officer Compensation	Yes
All Directors Attended at Least 75% of Meetings Held	Yes
Annual Board and Committee Self-Evaluations	Yes
Code of Ethics	Yes
Stock Ownership Guidelines for Executive Officers and Directors	Yes
Clawback Policy	Yes
Stockholder Rights Plan (Poison Pill)	No

**
Will be reduced to 9 directors after the 2018 Annual Meeting

PROPOSAL 2	Approval of the Knoll, Inc. 2018 Stock Incentive Plan

On February 6, 2018, our board of directors approved for submission to a vote of the stockholders the Knoll, Inc. 2018 Stock Incentive Plan (the "2018 Plan") and submits the 2018 Plan to our stockholders for approval. We believe that equity incentives are critical in attracting and retaining talented employees in our industry. The approval of the Knoll, Inc. 2018 Stock Incentive Plan will allow us to continue to provide such incentives.

The 2018 Plan includes the following key features:

•
Provides greater flexibility for the Company to align management with our stockholders and promotes good governance, by providing limits on awards and vesting terms;

•
Replaces the repealed Internal Revenue Code Section 162(m) performance-based compensation requirements with similar performance-based compensation provisions applicable to our named executive officers while providing the Company with discretion to manage compensation levels;

•
2,500,000 shares authorized under the 2018 Plan;

•
Generally limits non-employee director 2018 Plan compensation to a maximum amount per year when combined with cash compensation.

See page 24 for more details regarding the Plan. A copy of the 2018 Plan is set forth in Exhibit B to this proxy statement and is incorporated herein by reference.

PROPOSAL 3	RATIFICATION OF APPOINTMENT OF AUDITORS

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2017. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2018. Although it is not required to do so, the board is submitting the Audit Committee's selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young's fees for services during fiscal years 2017 and 2016:

	2017	2016

Audit Fees:	$1,990,588	$1,742,357
Audit-Related Fees:	0	80,805
Tax Fees:	0	0
All Other Fees:	1,995	2,000

Total	$1,992,583	$1,825,162

PROPOSAL 4	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our Executive Compensation Program

We provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the Securities and Exchange Commission ("SEC"). The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers, as well as the philosophy, policies and practices, all as described in this proxy statement in accordance with the SEC's rules. The vote is advisory, and therefore it is not binding on the company, the compensation committee or our board of directors. We recommend that our stockholders vote "FOR" approval of our executive compensation as described in this proxy statement.

Our executive compensation programs are generally designed to:

We believe that motivating and rewarding exceptional performance is the overriding principle of our executive compensation programs.

WE DO:		WE DO NOT:
✓	Provide a significant portion of our named executive officers' total compensation in the form of awards tied to our long-term strategy and our performance.	✘	Have employment agreements or change of control agreements with our named executive officers other than Mr. Cogan, and that agreement has an annual term.

✓	Require compliance with our Stock Ownership Guidelines, which require that our executive officers own a specified value of shares of the Company's common stock.	✘	Provide tax gross-ups for our named executive officers.

✓	Have a Compensation Committee comprised entirely of independent directors who use an independent consultant retained by the Compensation Committee.	✘	Time the grants of equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

✓	Have ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	✘	Provide material executive perquisites such as corporate aircraft, executive life insurance, tax or estate planning services.

✓	Operate a Clawback Policy for Section 16 Officers which permits the Company to recover excess incentive compensation in the event of a restatement.	✘	Provide supplemental retirement benefits to our executive officers

✓	Prohibit our associates through our Insider Trading Policy from engaging in hedging transaction in our stock	✘	Operate deferred compensation plans for our executive officers.

✓	Utilize "double trigger" change-in-control provisions in our equity award agreements for awards made after August 2016,	✘	Operate a stockholder rights plan (Poison Pill).

The following sets forth the primary objectives addressed by each component of our executive compensation programs:

For more information regarding our compensation, please see our Compensation Discussion and Analysis on page 39.

Compensation Practices

In response to our dialogue with stockholders during the past several years, we have incorporated a number of practices into our compensation programs:

•
We capped the potential payments under our annual non-equity incentive awards for our Named Executive Officers at one hundred twenty percent (120%) of base salary;

•
We eliminated the legacy tax "gross-up" from our chief executive officer's employment agreement;

•
We eliminated the "single trigger" change of control provision in our equity award agreements in favor of a "double trigger" change of control provision which requires that the award recipient be terminated from employment in order to receive accelerated vesting following a change-in-control;

•
We adopted a "Clawback Policy" applicable to our Section 16 Officers which allows the Company to recover excess incentive compensation in the event of an accounting restatement;

•
We revised our Insider Trading Policy to prohibit hedging transactions in our stock, i.e., transactions that are designed to offset any decrease in our stock price; and

•
We engaged a compensation consultant, Willis Towers Watson, to perform an assessment of our executive compensation.

See page 39 for more details regarding our executive compensation.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors currently consists of eleven members, classified into three classes as follows: Andrew B. Cogan, Stephen F. Fisher and Sarah E. Nash constitute a class with a term that expires at the 2020 Annual Meeting (the "Class I directors"); Burton B. Staniar, Sidney Lapidus, Stephanie Stahl, Christopher G. Kennedy and Daniel W. Dienst constitute a class with a term that expires at the 2018 Annual Meeting (the "Class II directors"); and Kathleen G. Bradley, Jeffrey A. Harris and John F. Maypole constitute a class with a term that expires at the 2019 Annual Meeting (the "Class III directors"). At each Annual Meeting of Stockholders, directors are elected for a term ending at the third Annual Meeting of Stockholders after such election or until their respective successors are elected and qualified.

On February 6, 2018, our nominating and corporate governance committee recommended Stephanie Stahl, Christopher G. Kennedy and Daniel W. Dienst for re-election after due consideration of their qualifications and past experience on our board of directors. Messrs. Staniar and Lapidus have not been asked to continue their service beyond the conclusion of their terms and the size of the board will be reduced to nine members. On February 6, 2018, based, in part, on the recommendation of our nominating and corporate governance committee, our board of directors voted to nominate Stephanie Stahl, Christopher G. Kennedy, and Daniel W. Dienst for reelection at the 2018 Annual Meeting of Stockholders to serve for a term ending at the 2021 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of the director nominees. In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director. However, if you hold your shares through a broker and do not instruct your broker how to vote in the election of directors, no vote will be cast on your behalf with respect to Proposal 1.

The election of directors will be determined by a plurality vote and the three nominees receiving the most votes will be elected, subject to our majority vote director resignation policy which is discussed in more detail below.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF STEPHANIE STAHL, CHRISTOPHER G. KENNEDY AND DANIEL W. DIENST AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

Our Board of Directors

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages as of February 28, 2018, their offices within the company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors, the names of other public companies in which such persons hold directorships or held directorships within the past five years, and the particular experience, qualifications, attributes or skills that led the Board to determine that the individual should serve as a director.

NAME	AGE	POSITION	TERM EXPIRATION

Kathleen G. Bradley	68	Director	2019 Annual Meeting
Andrew B. Cogan	55	Chairman-Elect, President and Chief Executive Officer Knoll, Inc., and Director	2020 Annual Meeting
Daniel W. Dienst	52	Director	2018 Annual Meeting
Stephen F. Fisher	65	Director	2020 Annual Meeting
Jeffrey A. Harris	62	Director	2019 Annual Meeting
Christopher G. Kennedy	54	Director	2018 Annual Meeting
John F. Maypole	78	Director	2019 Annual Meeting
Sarah E. Nash	64	Director	2020 Annual Meeting
Stephanie Stahl	51	Director	2018 Annual Meeting

Director Since: 1999 Committee Memberships: Audit	KATHLEEN G. BRADLEY
Independent Director

Biography
Kathleen G. Bradley has served as a director of Knoll, Inc. since November 1999. Ms. Bradley served as President and Chief Executive Officer, Knoll North America, from April 2001 until her retirement on May 23, 2008. Prior to that time, she served as President from December 1999 to April 2001, Executive Vice President—Sales, Distribution and Customer Service from August 1998 until December 1999, Senior Vice President from 1996 until August 1998 and Divisional Vice President for Knoll's southeast division from 1988 until 1996. Prior to that time, Ms. Bradley was regional manager for our Atlanta region, a position to which she was promoted in 1983. She began her career with Knoll in 1979.

Skills and Qualifications
Ms. Bradley has exceptional industry knowledge and a deep understanding of Knoll's business, having been associated with Knoll for over 35 years, including over seven years as President and Chief Executive Officer of Knoll, North America, and more than 20 years in numerous management positions. Ms. Bradley's experience has included managing regional divisions and key parts of the organization such as sales and distribution, and customer service. Ms. Bradley also served on the board of our industry trade organization, The Business and Institutional Furniture Manufacturer's Association. Ms. Bradley's in-depth knowledge of our business and her extensive management experience are important aspects of her service on the Board.

Director Since:1996 Committee Memberships: None	ANDREW B. COGAN
President and Chief Executive Officer

Biography
Andrew Cogan has served as a director of Knoll, Inc. since February 1996. Mr. Cogan became Chief Executive Officer of Knoll, Inc. in April 2001 after serving as Chief Operating Officer since December 1999. Mr. Cogan has held several positions in the design and marketing group worldwide since joining us in 1989, including Executive Vice President—Marketing and Product Development and Senior Vice President.

Skills and Qualifications
Mr. Cogan has substantial industry and management experience, having served in management functions at Knoll for more than 20 years and as our Chief Executive Officer since 2001. Mr. Cogan is uniquely qualified to bring strategic insight, design and marketing expertise and in-depth knowledge of Knoll's worldwide business to the board, having served in numerous key positions within our design and marketing group, and as Chief Operating Officer prior to becoming Chief Executive Officer. Mr. Cogan is also a director of the Chinati Foundation in Marfa, Texas, Interface, Inc. in Atlanta, Georgia, and American Woodmark Corporation in Winchester, Virginia.

Director Since: 2017 Committee Memberships: None	DANIEL W. DIENST
Independent Director

Biography
Daniel W. Dienst joined us as a director in August 2017. Mr. Dienst has been a Principal of D2Quared, LLC, a consulting firm, since 2013. He previously served as a Director and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. until its December 2015 sale to Sequential Brands, Inc. Prior to that, Mr. Dienst served as the Group Chief Executive of Sims Metal Management, Ltd., the world's largest publicly-listed metal and electronics recycler from 2008 to 2013. Prior to that, Mr. Dienst held various positions with CIBC World Markets Corp., a diversified global financial services firm.

Skills and Qualifications
Mr. Dienst has substantial financial and executive experience and brings his strategic insight and financial acumen to the board's deliberations given his prior experience as a chief executive officer of a public company.

Director Since: 2005 Committee Memberships: Audit; Nominating and Corporate Governance	STEPHEN F. FISHER
Independent Director

Biography
Stephen F. Fisher has served as a director since December 2005. Mr. Fisher served as the Executive Vice President and Chief Financial Officer of Entercom Communications Corp., a radio broadcasting company, from November 1998 until April 28, 2017.

Skills and Qualifications
Mr. Fisher has held numerous financial management and operational positions. He has served as Executive Vice President and Chief Financial Officer for a public company for over 17 years. Mr. Fisher has also worked in the private equity field, making investments in companies and managing those portfolio companies as well as serving on the board of directors of both public and private companies. He brings significant financial and operational management, as well as financial reporting, experience to the board.

Director Since: 1996 Committee Memberships: Compensation; Nominating and Corporate Governance	JEFFREY A. HARRIS
Independent Director

Biography
Jeffrey A. Harris has been a director of Knoll, Inc. since February 1996. Mr. Harris is the founder and managing member of Global Reserve Group LLC, a financial advisory and investment firm focused primarily on the energy industry. Previously, he was a Managing Director of Warburg Pincus LLC, a private equity firm, where he was employed from 1983 until 2011 where his responsibilities included involvement in investments in energy, technology and other industries. Mr. Harris is a director of several private companies. In addition, he is a member of the Board of Trustees of the Cranbrook Educational Community, New York-Presbyterian Hospital and Friends of the High Line. Mr. Harris previously served as a director of Electromagnetic GeoServices ASA and Serica Energy PLC.

Skills and Qualifications
Mr. Harris brings a strong business background to Knoll, having worked in the private equity field with Warburg Pincus for over 25 years. Mr. Harris has gained substantial experience in overseeing the management of diverse organizations, having served as a board member on many public and private boards, including a number of charitable and non-profit organizations. As a result of this service, Mr. Harris has a broad understanding of the operational, financial and strategic issues facing public and private companies. He has served on our board of directors since 1996 and through that service has developed extensive knowledge of our business.

Director Since: 2014 Committee Memberships: Compensation	CHRISTOPHER G. KENNEDY
Independent Director

Biography
Christopher G. Kennedy joined us as a director in November 2014. Mr. Kennedy serves as Chairman of Joseph P. Kennedy Enterprises, Inc., which is the investment firm of the Kennedy Family. Mr. Kennedy also serves on the Board of Directors of Interface, Inc., a floor covering company, and is the Founder and Chairman of Top Box Foods, a Chicago-based non-profit hunger-relief organization. He formerly served as President of Merchandise Mart Properties, Inc., a subsidiary of Vornado Realty Trust, from 2000 to 2011. Since 1994, he has served on the Board of Trustees of Ariel Mutual Funds. Mr. Kennedy is also active in several educational and civic organizations.

Skills and Qualifications
Mr. Kennedy has significant experience in the residential and commercial furniture markets, due to his experience as former President of Merchandise Mart Properties. Mr. Kennedy also brings substantial executive level experience that is particularly beneficial to our strategies and sales and marketing efforts in the corporate office and retail market segments. His insight into governmental and economic affairs and his civic involvement also are of great value to the Knoll board.

Director Since: 2004 Committee Memberships: Audit; Nominating and Corporate Governance	JOHN F. MAYPOLE
Independent Director

Biography
John F. Maypole has served as a director of Knoll, Inc. since December 2004. Mr. Maypole has, for over 30 years, served as an independent director of, or consultant to, various corporations and providers of financial services. Mr. Maypole is a director of the National Captioning Institute, Inc. Mr. Maypole previously served as a director of Church and Dwight Co., Inc., Verizon Communications and the MassMutual Financial Group, among others.

Skills and Qualifications
Mr. Maypole brings substantial accounting, finance, and management experience to the board. Mr. Maypole previously served as a chief financial officer, chief operating officer, chief executive officer, chairman of the board and independent consultant to numerous industrial and financial services companies and has significant experience with operational and financial matters, including financial reporting. Mr. Maypole has served on a number of private and public boards and his experiences have resulted in a broad understanding of the operational, financial and strategic issues facing public and private companies. Mr. Maypole's perspectives on executive management, leadership and financial management are important to the board's deliberations.

Director Since: 2006 Committee Memberships: Audit; Compensation	SARAH E. NASH
Independent Director

Biography
Sarah E. Nash has served as a director of Knoll, Inc. since September 2006. In August 2005, Ms. Nash retired as a Vice Chairman of J.P. Morgan Chase & Co.'s Investment Bank where she was responsible for the firm's client relationships. Prior to these responsibilities, she was the Regional Executive and Co-Head of Investment Banking for North America at J.P. Morgan Co. Ms. Nash serves on the Board of Directors of Irving Oil Company, Blackbaud Inc. and HBD Industries. She is a Trustee for New York-Presbyterian Hospital and is a member of the National Board of the Smithsonian Institution. Ms. Nash previously served as a director of Pathmark Stores, Inc., AbitibiBowater Inc. and Merrimack Pharmaceuticals, Inc.

Skills and Qualifications
Ms. Nash has significant finance and investment banking experience, and brings that experience and her perspectives on management and finance to the Knoll board. She had a long, successful career in investment banking, retiring as Vice Chairman of J.P. Morgan Chase & Co.'s Investment Bank. Ms. Nash has served on a number of private and public boards, which has resulted in a broad understanding of the operational, financial and strategic issues facing public and private companies. She brings these experiences and understandings to the Knoll board.

Director Since: 2013 Committee Memberships: Nominating and Corporate Governance	STEPHANIE STAHL
Independent Director

Biography
Stephanie Stahl joined us as a director in August 2013. Ms. Stahl is the CEO of Apprécier LLC, a company she co-founded in June 2015. Prior to that, Ms. Stahl served as Executive Vice President, Marketing and Strategy for Coach, Inc., a position she held from July 30, 2013 until February 14, 2015. Prior to that, Ms. Stahl served as the Senior Vice President, Strategy and Consumer for Coach from October 2012 until June 2013. Prior to joining Coach, Ms. Stahl was the Chief Executive Officer of the fitness company Tracy Anderson Mind and Body from July 2011 until July 2012. Prior to that, Ms. Stahl served as Executive Vice President and Chief Marketing Officer of Revlon and as a Partner and Managing Director of the Boston Consulting Group in the consumer goods, retail and media industries for over ten years. Ms. Stahl also serves on the Board of Directors of Dollar Tree Stores.

Skills and Qualifications
Ms. Stahl has significant experience in high-design businesses and in creating and driving global brand building consumer and customer strategies, particularly in the consumer goods and retail segments. Ms. Stahl brings this experience to the board as Knoll positions itself as the premier high-design company in the interior space through expanded luxury offerings and new distribution channels.

Director Independence

In accordance with our Corporate Governance Guidelines, our board of directors has reviewed the qualifications of each of its members and, on February 27, 2018, affirmatively determined that a majority of the members of our board of directors are independent under the New York Stock Exchange ("NYSE") Corporate Governance Standards. The independence standards of the NYSE are composed of objective standards and subjective standards. Under the objective standards, a director will generally not be deemed independent if he or she receives compensation (other than as a director) in excess of certain thresholds or if certain described relationships exist. Under the subjective standards, a director will not be independent if the board of directors determines that the director has a material relationship with us. In addition to our board of directors determining these directors meet the objective standards under the listing standards of the NYSE, our board of directors has determined that none of these individuals has a material relationship with the company (directly or as a partner, shareholder, or officer of an organization that has a relationship with the company) other than as a director. In making this determination, the board of directors considered that some of the directors serve on boards of companies, or are (or recently were) associated with companies or entities, to which we sold products, or from which we purchased products or services during the year. Given the size and nature of these transactions, we concluded that they would not interfere with the exercise of independent judgment by these board members. The board of directors relied on both information provided by the directors and information developed internally by the company in evaluating these facts. In the case of Mr. Kennedy, the board of directors also considered that one of Mr. Kennedy's siblings is a partner in a New York-based film production company with the sister-in-law of our chief executive officer and determined that this relationship was not material.

The Board has determined that each of the following directors and director nominees listed below is independent under the independence standards of the New York Stock Exchange and would constitute a majority of the board of directors:

•
Kathleen G. Bradley

•
Daniel W. Dienst

•
Stephen F. Fisher

•
Jeffrey A. Harris

•
Christopher G. Kennedy

•
Sidney Lapidus

•
John F. Maypole

•
Sarah E. Nash

•
Stephanie Stahl

In addition, the board determined that each member of the Audit Committee also meets the additional independence standards for audit committee members established by the Securities and Exchange Commission ("SEC") and the NYSE, and each member of the Compensation Committee meets the additional independence standards for compensation committee members established by the SEC and the NYSE, and also qualifies as a "Non-Employee Director" as defined in Rule 16b-3 of the Exchange Act.

Our Corporate Governance Policies and Practices

Corporate Governance Guidelines

Our board of directors has adopted Corporate Governance Guidelines that provide the framework for the governance of the company. Our Corporate Governance Guidelines are available on our website at

www.knoll.com and will also be made available to stockholders without charge upon request in writing to our Corporate Secretary at Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania 18041. The information contained on our website is not included as part of, or incorporated by reference into, this proxy statement.

Director Resignation Policy

Our Corporate Governance Guidelines include a Director Resignation Policy. Under this policy, any nominee for director in an uncontested election (i.e., an election where the only nominees are those proposed by the board) who receives a greater number of votes "withheld" from his or her election than votes "for" such election shall promptly tender an offer of resignation for consideration by the board. The nominating and corporate governance committee shall evaluate the director's offer of resignation, taking into account the best interests of the Company and its stockholders, and shall recommend to the board whether to accept or reject such offer of resignation. In making this recommendation, the nominating and corporate governance committee may consider all factors deemed relevant by its members, including, without limitation, the underlying reasons why stockholders voted against the director (if ascertainable), the length of service and qualifications of the director, the director's past (and expected future) contributions to the Company, and whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document. The board shall act to accept or reject such offer of resignation within 120 days following certification of the stockholder vote at the stockholder meeting at which the election of directors was held. In making its decision, the board may consider the factors considered by the committee and such additional information and factors the board believes to be relevant.

Code of Ethics

Our board of directors has adopted a code of ethics that applies to all of our directors, officers and employees, including our chief executive officer and chief financial and accounting officers. The code of ethics is publicly available on our website at www.knoll.com and will also be made available without charge to any person upon request in writing to our Corporate Secretary at Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania 18041. We intend to disclose amendments to, or waivers from, provisions of the code of ethics that apply to any director or principal executive, financial or accounting officers on our website at www.knoll.com, in lieu of disclosing such matters in Current Reports on Form 8-K.

Board Leadership Structure

We currently have a separate chief executive officer, chairman of the board, and lead independent director; however, this structure will be changing at the 2018 annual meeting of stockholders. Andrew B. Cogan has been elected Chairman of the Board, effective May 8, 2018, upon the conclusion of Burton B. Staniar's term. Mr. Cogan has served as our CEO since 2001, and originally joined us in 1989. Given the current composition of the board, we believe that it is appropriate for Mr. Cogan to hold both positions of chairman of the board and chief executive officer in light of the depth of his experience with the company and in our industry generally.

Additionally, we believe that when the chairman of the board is an employee of the company or otherwise not independent, it is important to have a separate lead independent director in order to facilitate the board's oversight of management and perform many of the same functions that an independent chairman would perform. Jeffrey A. Harris serves as our lead independent director. In that role, he presides over the board's executive sessions and serves as the principal liaison between management and the independent directors of our board. Mr. Harris has served as a Knoll director since 1996. We believe that the division of duties and avenues of communication between the board and our management associated with having Mr. Cogan serve as chairman and Mr. Harris as lead director provides the basis for the proper functioning of our board and its oversight of management.

Oversight of Risk Management by our Board of Directors

Our board of directors has overall responsibility for risk oversight. This role is primarily fulfilled by our audit committee. Our audit committee periodically discusses and evaluates company risk with our management, including our chief executive officer, chief financial officer and our chief legal officer. Our audit committee also periodically discusses and evaluates risk with our independent auditors and members of our internal audit group. The audit committee reports back to our full board with respect to those activities. In addition, as described in the section entitled "Risk Assessment — Incentive Compensation Programs" on page 53 below, our compensation committee specifically evaluates risks associated with our compensation programs. The board's role in risk oversight has not had any effect on the board's leadership structure.

Board Diversity

Diversity is one of the factors considered by our nominating and corporate governance committee in the director nomination process. The overriding principle guiding our director nomination process is a desire to ensure that our board collectively serves the interests of our stockholders. We believe that having diverse skills, experiences and perspectives represented on the board provides the most value to the company and its stockholders. We also believe that an appropriate level of collegiality and chemistry among board members is extremely important to a well-functioning board.

Among the factors considered when we evaluate the skills, experiences and perspectives are the following:

•
Financial and accounting acumen;

•
Educational background;

•
Knowledge of our industry and related industries;

•
Personal and professional integrity;

•
Business or management experience;

•
Crisis management experience;

•
Leadership and strategic planning experience; and

•
Brand development and consumer marketing.

We also consider diversity with respect to race and gender in evaluating whether the board has the right mix of perspectives to properly serve the company and its stockholders.

All the factors set forth above are considered by the nominating and corporate governance committee as it evaluates the directors that are nominated to serve on our board. It is not our desire to make sure every skill, type of experience and perspective is represented on the board, but we instead focus on making sure there is an appropriate mix of skills, experiences and perspectives, which we believe leads to more thoughtful and open board discussions and deliberations. Our nominating and corporate governance committee monitors its consideration of diversity as part of the annual self-evaluation process.

Board Meetings and Committees

During the year ended December 31, 2017, there were four meetings of our board of directors. During 2017, no director attended fewer than 75% of the total number of meetings or fewer than 75% of meetings of a committee of the board on which he or she served. Currently, we do not have a formal policy regarding director attendance at our Annual Meetings of Stockholders. However, it is expected that, absent compelling circumstances, our directors will be in attendance at our 2018 Annual Meeting of Stockholders. All of our directors attended our 2017 Annual Meeting of Stockholders.

In accordance with our Corporate Governance Guidelines, our non-management directors meet periodically without any management directors or employees present. As required by the New York Stock Exchange Listing requirements and in accordance with our Corporate Governance Guidelines, our independent directors also meet exclusively in an executive session at least once a year. Mr. Harris presides over meetings of the non-management directors and independent directors.

Our board of directors maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of these committees operates pursuant to a written charter, which are reviewed annually and publicly available on our website at www.knoll.com and will also be made available to stockholders without charge, upon request in writing to our Corporate Secretary at Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania 18041.

Audit Committee.    Our audit committee met nine times during 2017. This committee currently has four members, Messrs. Fisher and Maypole and Ms. Nash and Ms. Bradley. Our board of directors has determined that Mr. Maypole, the Chairman of the audit committee, is an "audit committee financial expert," as the SEC has defined that term in Item 407 of Regulation S-K. The composition of our audit committee meets the currently applicable independence requirements of the New York Stock Exchange and SEC rules and regulations. Our audit committee (i) assists our board in monitoring the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm; (ii) assumes direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such accounting firm; (iii) provides a medium for consideration of matters relating to any audit issues; and (iv) prepares the audit committee report that the SEC rules require be included in our annual proxy statement or annual report on Form 10-K. The audit committee reviews and evaluates, at least annually, its performance and the performance of its members, including compliance with its charter. Please see the report of the audit committee set forth elsewhere in this proxy statement.

Compensation Committee.    Our compensation committee met six times during 2017. This committee currently has four members, Messrs. Harris, Lapidus and Kennedy and Ms. Nash. Mr. Harris serves as Chairman of the committee. Our compensation committee reviews and recommends policy relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the chief executive officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. Our board of directors has designated our compensation committee to serve as the administrative committee under our stock incentive plans. In that role, our compensation committee determines which individuals receive awards under our stock incentive plans, the types of such awards, the terms and conditions of such awards and, subject to our stock option grant policy, the time at which such awards are granted. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. A description of the compensation committee's processes and procedures for the consideration and determination of executive compensation is set forth in more detail below in this Proxy Statement under the heading "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee met two times during 2017. This committee currently has four members, Messrs. Harris, Maypole and Fisher and Ms. Stahl. Mr. Fisher currently serves as Chairman of our nominating and corporate governance committee. The nominating and corporate governance committee oversees and assists our board of directors in identifying, reviewing and recommending nominees for election as directors; evaluates our board of directors; develops, reviews and recommends corporate governance guidelines and a corporate code of business conduct and ethics; and generally advises our board of directors on corporate governance and related matters. The nominating and corporate governance committee reviews and evaluates, at least annually, its performance and the performance of its members, including compliance with its charter. The nominating and corporate governance committee also facilitates the board's overall self-assessment.

The nominating and corporate governance committee may consider director candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the committee may consider all factors it deems relevant, such as a candidate's personal integrity and judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, past service on the board of directors, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board of directors and concern for the long-term interests of the stockholders.

In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2019 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Nominations for Director" set forth elsewhere in this proxy statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the nominating and corporate governance committee, it should submit any pertinent information regarding the candidate to the nominating and corporate governance committee by mail to Knoll, Inc., c/o Corporate Secretary, 1235 Water Street, East Greenville, Pennsylvania 18041.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of our compensation committee during fiscal year 2017 was a current or former officer or employee of ours or engaged in transactions with us required to be disclosed by SEC regulations during fiscal year 2017. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or compensation committee.

Communications with Directors

In accordance with our Corporate Governance Guidelines, interested persons may send communications to the board, to any committee of the board or to any individual members of the board (including non-management directors) by sending a letter to the following address: Knoll, Inc., c/o Corporate Secretary, 1235 Water Street, East Greenville, Pennsylvania 18041. In addition, our board of directors has adopted "Whistleblower Procedures" setting forth procedures to enable the receipt and investigation of accounting, legal or retaliatory claims. The Whistleblower Procedures are publicly available in the Corporate Governance portion of our website at www.knoll.com.

Compensation of Directors

Our Corporate Governance Guidelines provide that the form and amount of compensation provided to our directors shall be determined by the board of directors with the assistance of the compensation committee. The board of directors and compensation committee periodically review our director compensation programs to ensure that they remain competitive. In making this review, the board of directors and compensation committee considers our size, industry characteristics, location, the practices at comparable companies in the same region, and such other factors as the board of directors or compensation committee deems relevant. Effective October 1, 2007, our board of directors adopted the Knoll, Inc. Non-Employee Director Compensation Plan, which was most recently amended effective January 1, 2018. Under this Plan, our compensation package for non-employee directors consists of:

•
an annual fee of $50,000, payable in quarterly installments of $12,500;

•
a $15,000 annual fee for the chair of the audit committee and lead director, payable in quarterly installments of $3,750;

•
an annual grant of restricted shares with a fair market value of $70,000 at the time of the grant (this was increased to $90,000 effective January 1, 2018 and the vesting period was reduced from three years to two years); and

•
reimbursement for expenses incurred in the performance of their duties as directors.

All or a portion of annual fees may, at the election of the non-employee director, be paid in the form of shares of our common stock. The number of shares issuable pursuant to such an election is equal to the value of the fee forgone divided by the fair market value of the common stock on the payment date.

The table below sets forth information concerning the compensation we paid to our non-employee directors and our chairman during 2017 for service on our board of directors. With the exception of Daniel W. Dienst, all of the directors listed below served for the entire year.

Director Compensation Table — 2017

Name	Fees Earned or Paid in Cash ($)		Stock Awards $[1]		Total ($)

Burton B. Staniar[2]	118,450		—		118,450
Kathleen G. Bradley[3]	50,000		70,000	[5]	120,000
Jeffrey A. Harris	65,000	[4]	70,000	[5]	135,000
Sidney Lapidus	50,000	[6]	70,000	[5]	120,000
John F. Maypole	65,000	[7]	70,000	[5]	135,000
Stephen F. Fisher	50,000		70,000	[5]	120,000
Sarah E. Nash	50,000		70,000	[5]	120,000
Stephanie Stahl	50,000		70,000	[5]	120,000
Christopher G. Kennedy	50,000	[6]	70,000	[5]	120,000
Daniel W. Dienst	19,429	[8]	—		19,429

1
Amounts shown do not reflect the compensation actually received by the director. Instead, amounts shown in this column represent the aggregate grant date fair value determined for financial accounting purposes. The aggregate grant date fair values of these awards were determined in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718 ("Topic 718"). The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 14 to our consolidated financial statements, which are included in our annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 27, 2018. The restricted stock awards to which the amounts in this column relate are described in the footnotes below.

2
Mr. Staniar serves as our chairman pursuant to an amended and restated employment agreement dated January 1, 2006 (amended as of May 4, 2009) under which Mr. Staniar receives compensation as an employee of Knoll. In accordance with his employment agreement, Mr. Staniar receives an annual salary of $115,000. Mr. Staniar also received $3,450 in contributions under the Knoll Retirement Savings Plan. Mr. Staniar also received $52,883 in payments from the Knoll Pension Plan during 2017. Mr. Staniar does not receive any additional compensation for his service on our board.

3
Ms. Bradley began receiving payments under the Knoll, Inc. Non-Employee Director Compensation Plan following her retirement on May 23, 2008. Ms. Bradley also received $19,631 in payments from the Knoll Pension Plan during 2017 based on her prior service as a Knoll employee. The actuarial present value of Ms. Bradley's pension benefit under the Knoll Pension Plan increased by $4,973 for 2017 due to a change in plan assumptions.

4
Mr. Harris received $50,000 as annual compensation for serving on our board of directors and $15,000 for serving as our lead independent director.

5
On February 15, 2017, pursuant to the terms of the Knoll, Inc. Non-Employee Director Compensation Plan, each of our non-employee directors received a grant of 3,061 shares of restricted stock, with a fair market value of $70,000 at the time of grant. These shares vest equally in one-third increments on the first, second and third anniversary of the date of grant, subject to earlier pro rata vesting upon the occurrence of certain events. The grant date fair value of each of these restricted stock awards under Topic 718 was $70,000. As of December 31, 2017, all of these shares were unvested.

6
Pursuant to our Non-Employee Director Compensation Plan, Mr. Lapidus and Mr. Kennedy elected to receive all of their cash fees in the form of shares of our common stock. Based on the closing stock price at the time of payment, each of Mr. Lapidus and Mr. Kennedy received a total of 2,314 shares of our common stock which were earned as follows: 524 shares on March 31, 2017 (based on a closing price of $23.81), 623 shares on June 30, 2017 (based on a closing price of $20.05), 625 shares on September 29, 2017 (based on a closing price of $20.00) and 542 shares on December 29, 2017 (based on a closing price of $23.04).

7
Mr. Maypole received $50,000 as annual compensation for serving on our board and $15,000 for serving as chairman of our audit committee.

8
Mr. Dienst received $19,429 as annual compensation for serving on our board for 2017 which represented a pro rata portion of the normal fee of $50,000 based on his start date.

The following table sets forth the aggregate number of unvested restricted stock awards and the aggregate number of stock option awards outstanding as of December 31, 2017:

Name	Aggregate Number of Outstanding Restricted Stock Awards	Aggregate Number of Outstanding Option Awards

Kathleen G. Bradley	6,545	—
Daniel W. Dienst	—	—
Stephen F. Fisher	6,545	—
Jeffrey A. Harris	6,545	—
Christopher G. Kennedy	6,545	—
Sidney Lapidus	6,545	—
John F. Maypole	6,545	—
Sarah E. Nash	6,545	—
Stephanie Stahl	6,545	—
Burton B. Staniar	—	—

PROPOSAL 2 — APPROVAL OF KNOLL, INC. 2018 STOCK INCENTIVE PLAN

We are asking for our stockholders to approve the Knoll, Inc. 2018 Stock Incentive Plan (the "2018 Plan"). The Board approved the 2018 Plan on February 6, 2018. The 2018 Plan is set forth in Exhibit B to this proxy statement and incorporated by reference herein.

Overview of the Plan

The board recommends that stockholders approve the 2018 Plan in order to attract, retain and compensate our employees and directors and align the interests of our stockholders with management. Our Board and Compensation Committee considered whether to adopt a new equity plan or to amend the 2013 Stock Incentive Plan (the "2013 Plan"). As of February 28, 2018, the 2013 Plan has approximately 591,000 shares available for issuance. After discussion, the Board and Compensation Committee believe that adopting a new plan, rather than amending the 2013 Plan would provide for a new framework that is aligned with the current status and outlook of the Company's management and Board. Although adopting a new 2018 Plan, the Board and Compensation Committee also determined to keep the 2013 Plan in operation and to grant awards under that Plan as prescribed by its terms.

If the 2018 Plan is not adopted, we could continue to grant awards under the 2013 Plan as adopted by our stockholders at the 2013 annual meeting of stockholders. However, if the 2018 Plan is not approved, we would have fewer awards to grant to employees and directors, directors would be subject to higher compensation limitations and we would have fewer performance measures to use in our compensation program. Accordingly, our Board recommends the approval of the 2018 Plan.

The 2018 Plan Includes Features Designed to Protect Stockholder Interests

The 2018 Plan includes a number of provisions that we believe promote best compensation and governance practices. These provisions include, but are not limited to, the following:

  •
  Reasonable Share Counting Provisions.  Subject to typical exceptions, shares underlying the 2018 Plan awards will count against the 2018 Plan's share reserve unless the award is forfeited or otherwise cancelled. This means that the following shares will be counted against the 2018 Plan's share reserve and will not be recycled:

  •
  Shares that are withheld for the payment of tax withholding obligations;

  •
  The full number of shares subject to an option and the full number of stock appreciation rights ("SARs") (rather than the net number of Shares); and

  •
  Shares repurchased on the open market with the proceeds from the exercise of an option or a SAR.

  There are typical exceptions to the general rule, including that cash-only awards and substitute awards granted to employees of acquired companies or merger partners, in each case, will not count against the share reserve.

  •
  Minimum Vesting Requirements.  While we expect that time-vested awards for employees will vest over a three year period, the 2018 Plan requires that the minimum vesting period over which awards under the 2018 Plan shall vest is one year from the date the award is granted. The Compensation Committee may grant awards that are not subject to the above restriction (i) in the case of a participant's death, disability, retirement or a change in control, (ii) in lieu of cash compensation foregone at the participant's election, (iii) for an aggregate number of shares not to exceed 5% of the total number of shares available for issuance under the 2018 Plan, and (iv) as substitute awards. Also, non-employee director awards may vest from one annual stockholders' meeting to the next, which sometimes might not be a full year.

  •
  No Evergreen Provision.  There is no "evergreen" feature pursuant to which the shares authorized for issuance under the 2018 Plan could be automatically replenished.

  •
  Continued Broad-Based Eligibility for Equity Awards.  The 2018 Plan permits us to grant equity awards to a significant number of our employees, as we have in the past. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

  •
  No Automatic Grants.  The 2018 Plan does not provide for automatic grants to any participant.

  •
  Restricted Dividend and Dividend Equivalents.  Dividends and dividend equivalents for restricted stock and restricted stock units ("RSUs") are restricted and subject to forfeiture to the same extent as the underlying award.

  •
  No Tax Gross-Ups.  The 2018 Plan does not provide for any tax gross-ups.

  •
  No Repricing of Options.  The 2018 Plan does not permit repricing of options or SARs without stockholder approval.

  •
  Clawback Policies.  All awards under the 2018 Plan will be subject to the Knoll, Inc. Compensation Recoupment Policy and any other "clawback" or similar policies relating to the recoupment of compensation that we may adopt from time to time, or that may be required by any applicable law or stock exchange listing requirement.

Determination of the Number of Shares Reserved for Issuance under the 2018 Plan

The Compensation Committee has determined that 2,500,000 shares of common stock would be reserved for issuance under the 2018 Plan. In assessing the number of shares to be authorized for issuance under the 2018 Plan, the Compensation Committee considered, among other things, our compensation philosophy and practices, our anticipated compensation needs, our historic burn rate, overhang and dilution and the publicly-available positions of certain stockholder advisory firms and institutional investors.

The share authorization request under the 2018 Plan is a conservative request which we believe is designed to provide us with enough shares for the next 2 to 4 years. Upon stockholder approval of the 2018 Plan, our dilution would be approximately 8.6% based on 49,339,552 fully-diluted shares outstanding. Our 3-year burn rate has varied between approximately 1.6% to 2.9% and the 3-year historical burn rate average has been approximately 2.46%.

If the 2018 Plan is approved, it will increase dilution, but the Board believes that the dilutive effect of the 2018 Plan is reasonable and customary within our industry, especially in light of the importance of equity compensation in attracting and retaining talent in our industry.

Summary of Material Terms of the 2018 Plan

The following discussion summarizes the material terms of the 2018 Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 2018 Plan, a copy of which is attached hereto as Exhibit B.

Administration

The 2018 Plan would be administered by our Compensation Committee. Subject to the provisions of the 2018 Plan, in its capacity as the 2018 Plan's administrator, the Compensation Committee would be authorized to do all things that it determines to be necessary or appropriate in connection with the administration of the 2018 Plan. All decisions, determinations and interpretations by the Compensation

Committee regarding the 2018 Plan and awards granted under the 2018 Plan would be final and binding on all participants and other persons holding or claiming rights under the 2018 Plan or an award under the 2018 Plan. The Compensation Committee may authorize a special committee, consisting of one or Compensation Committee members, to make grants under the 2018 Plan to any participants other than those insiders subject to the short-swing profit rules of Section 16(a) of the Securities Exchange Act of 1934. Furthermore, the Compensation Committee, as a condition to making any grant under the 2018 Plan, shall have the right to require the employee or director to execute an agreement which makes the employee or director subject to non-competition provisions and other restrictive covenants or conditions which run in favor of the Company.

Participants

Any person who is an employee, consultant or non-employee director of our Company or of a 50% or greater owned subsidiary of the Company would be eligible to receive an award under the 2018 Plan.

Shares Subject to the 2018 Plan

Subject to changes in our capitalization, the aggregate number of shares of our common stock available for issuance for all awards under the 2018 Plan would not exceed 2,500,000 shares. The shares issued pursuant to awards granted under the 2018 Plan may be shares that are authorized and unissued or issued shares that were reacquired by us, including shares purchased in the open market.

Shares subject to an award under the 2018 Plan could not again be made available for issuance under the 2018 Plan if such shares were repurchased on the open market with the proceeds from the exercise of an option or SAR. Any unissued or forfeited shares would be available to be granted (or re-granted) under the 2018 Plan.

There are typical exceptions to the general rule, including that cash-only awards and substitute awards granted to employees of acquired companies or merger partners, in each case, will not count against the share reserve.

Non-Employee Director Compensation Limits

The 2018 Plan contains limits on the amount of compensation awarded to non-employee directors. Under the 2018 Plan, a non-employee director may receive no more than $350,000 in total value any fiscal year. For purposes of the $350,000 cap, non-employee director fees paid in cash and the fair value, as of grant date, of stock awards awarded to the director are counted against the limit. Such cap does not include the value of dividend equivalents paid to a non-employee director pursuant to an award granted in a previous year. The Board may award additional compensation to a non-employee director in the event that the circumstances warrant, provided that the non-employee director whose compensation would exceed the limit must recuse himself or herself from such approval.

Restricted Stock and Stock Units

Restricted stock awards are designed to result in the issuance of common stock. Under the 2018 Plan, the grant, issuance and vesting of restricted stock would be subject to conditions (including continued employment or performance conditions) that the Compensation Committee deems appropriate. RSU awards under the 2018 Plan may be settled in either cash or stock, in the Compensation Committee's discretion.

Except as otherwise set forth, and with respect to RSUs, until shares are released to the participant and he or she becomes the holder of record, the participant has none of the rights of a shareholder.

Participants would be entitled to receive dividends or dividend equivalents with respect to shares underlying RSUs only to the extent provided by the Compensation Committee. All dividends or dividend equivalents with respect to shares of restricted stock or RSUs will be accumulated and subject to the same terms and conditions as are applicable to the restricted stock or RSUs to which the dividends or dividend equivalents relate.

In the Compensation Committee's discretion, an award of restricted stock or RSUs may provide for the vesting and settlement of the award after a participant's death, disability, retirement or other termination of employment.

Option Awards and Stock Appreciation Rights

Under the 2018 Plan, the Committee is authorized to grant stock options and stock appreciation rights. Options can be granted as incentive stock options or nonqualified stock options. The Committee shall determine the terms and conditions of the exercise of options and SARs, but no option or SAR can be exercised more than 10 years after the award date or provide dividend equivalents. The aggregate market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 or such other amount as may be permitted under the Internal Revenue Code.

Performance Awards, Performance Goals, and Qualified Performance-Based Awards

Under the 2018 Plan, the Committee may establish performance goals and criteria related to any award (making it a "performance award"). Prior to 2018, performance-based compensation for certain covered employees (generally, our named executive officers other than the CFO) enabled the Company to deduct compensation in excess of the $1 million limit on compensation paid to such covered employees purusant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)). As further discussed in — Tax Implications of Executive Compensation — page [48] — the performance-based compensation exception was repealed and all compensation for our named executive officers in excess of $1 million will be non-deductible. Nonetheless, the Board and the Committee decided to retain many of the good-governance features related to the performance-based exception of Section 162(m), while adding some reasonable flexibility. Not all compensation provided to our named executive officers will be performance-based, but much of it will be, and that performance-based compensation will be subject to the good governance provisions of the 2018 Plan.

At the discretion of the Committee, performance goals may be based on the Company's: (1) total shareholder return; (2) earnings before interest, taxes, depreciation and amortization; (3) operating profits; (4) revenue growth; (5) gross profit margin; (6) operating profit margin; (7) net sales; (8) pretax income before allocation of corporate overhead and bonus; (9) budget; (10) earnings per share; (11) net income; (12) division, group or corporate financial goals; (13) return on stockholders' equity; (14) return on assets; (15) attainment of strategic and operational initiatives; (16) appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; (17) market share; (18) gross profits; (19) earnings before interest and taxes; (20) economic value-added models; (21) comparisons with various stock market indices; reductions in costs; and/or (22) any other business criteria determined in advance and in writing by the Committee.

The Committee may modify performance goals, as it deems appropriate given the circumstances, including, but not limited to when a participant is promoted, demoted, or transferred to a different business.

Within the first 90 days of a performance period, the Committee may establish performance goals for awards granted to covered employees, which are intended to qualify as qualified performance-based awards. The Committee may, at its discretion, specify a performance goal in any manner it deems appropriate, including by not limited to, in absolute terms, in percentages, or as compared to other peer groups and indexes. For any such qualified performance-based award, the Committee must establish a performance period of at least twelve months.

With respect to qualified performance-based awards, the Committee may provide that at the time the performance goals are established, any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example, but without limitation, the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Prior to any payout for a qualified performance-based award, the Committee would certify the extent to which performance goals and criteria have been satisfied. The Committee reserves the right to exercise negative discretion to decrease a payout based solely upon assessment of performance goals. In addition, the Committee reserves the right to exercise positive discretion, such as in extraordinary situations, to increase a payout (up to the target amount).

Amendment and Termination

Our Board of Directors or the Compensation Committee would be permitted to amend the 2018 Plan to the extent that the Board or Compensation Committee deems necessary or appropriate, and either the Board or the Compensation Committee could suspend the making of grants under the 2018 Plan or terminate the 2018 Plan at any time. Neither the Board nor the Compensation Committee could amend the 2018 Plan on or after the effective date of a change in control, to the extent that the amendment might adversely affect any rights which would otherwise vest on the effective date of the change in control. Similarly, neither the Board nor the Compensation Committee could unilaterally modify, amend or cancel any award previously granted without the consent of the holder of such award if such amendment would reduce or diminish the value of the award as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment. Without the approval of our stockholders, neither the Board nor the Compensation Committee would be permitted to amend the 2018 Plan to take any action that would be considered a repricing of any award or extend the original term of an option or a SAR.

Change in Control

In the event of a change in control, if the surviving or acquiring corporation does not assume outstanding awards or substitute similar awards, then subject to the change in control occurring, all outstanding stock awards of participants whose employment with our company has not terminated prior to a change in control would be accelerated in full before the effective time of the change in control; provided, that (a) if any issuance or forfeiture condition described in an award relates to satisfying any performance goal, and there is a target for the performance goal, such issuance or forfeiture condition would be deemed satisfied only to the extent of the target, unless the target has been exceeded before the effective time of the change in control, in which case the performance goal will be deemed to be satisfied to extent of actual performance, and (b) a change in control would affect an RSU which is subject to Section 409A of the Code only if the change in control also constitutes a change in the ownership or effective control of our company or in the ownership of a substantial portion of our assets within the meaning of Section 409A.

In the event of a change in control, if the surviving or acquiring corporation assumes outstanding awards or substitutes similar awards, and a participant is involuntarily terminated, other than for cause, within one year after a change in control, then all of that participant's outstanding stock awards would be accelerated in full before the effective time of the change in control; provided, that (a) if any issuance or forfeiture condition described in an award relates to satisfying any performance goal, and there is a target for the performance goal, such issuance or forfeiture condition would be deemed satisfied only to the extent of the target, unless the target has been exceeded before the effective time of the change in control, in which case the performance goal will be deemed to be satisfied to extent of actual performance, and (b) a change in control would affect a RSU which is subject to Section 409A of the Code only if the change in control also constitutes a change in the ownership or effective control of our company or in the ownership of a substantial portion of our assets within the meaning of Section 409A.

A change in control means, generally, (a) the acquisition by any person of 50% or more of the outstanding shares of common stock, (b) the current members of our Board, or their approved successors, cease to be a majority of the Board, (c) a reorganization, merger, consolidation or sale or disposition of substantially all of our assets, unless our stockholders control the resulting company, or (d) the approval by our stockholders of a complete liquidation or dissolution of our company. However, the Board, by majority vote, has the power to determine that no such change in control has occurred in certain circumstances.

Acceleration of Awards

Outside of a change in control, the Committee may, at its discretion, determine that, upon a participant's termination for any reason, all or a portion of that participant's options or SARs shall become fully exercisable, and deem that any award restrictions are waived and/or performance — based criteria are satisfied, except that any such acceleration remains subject to the minimum vesting requirements as described in — Minimum Vesting Requirements — on page [24].

Substitute Awards

In lieu of stock or stock-based awards held by individuals of a corporation acquired by the Company through a merger or acquisition, the Committee may grant awards under the 2018 Plan to those individuals who become employees of the Company through such transaction.

Indemnity

Members of the Compensation Committee, and persons to whom the Compensation Committee has delegated authority or responsibility as permitted by the 2018 Plan, would not be personally liable for any good faith acts or omissions in connection with their administration and implementation of the 2018 Plan. We would indemnify, defend and hold harmless any such person for liabilities incurred in connection with such person's or the Compensation Committee's taking or failing to take any action under the 2018 Plan, including the exercise of discretion in the administration and implementation of the 2018 Plan. However, this indemnification obligation would not apply to the extent that it is adjudged that a person otherwise entitled to indemnification failed to act in good faith and in a manner reasonably believed to be in our best interests.

Adjustments

The 2018 Plan provides that the number, kind or class of shares of common stock reserved for issuance under the 2018 Plan, the grant caps, the number, kind or class of shares of common stock granted pursuant to restricted stock or stock-settled RSU awards under the 2018 Plan and the payment due under RSUs under the 2018 Plan, shall be adjusted by the Compensation Committee in a reasonable and equitable manner to reflect any change in our capitalization.

In the event there is a change in the number or kind of outstanding shares under the 2018 Plan as a result of a change of control, other merger, consolidation or otherwise, then the administrator would determine the appropriate and equitable adjustment to be effected. The Compensation Committee may also make adjustments in the terms and conditions of the awards (including the performance goals applicable to such stock awards) in recognition of an unusual or nonrecurring events, including the occurrence or anticipation of any corporate event or transaction, impacting the Company. Stockholders would not be required to approve such adjustment unless approval is required under applicable law or NYSE rules.

The Committee may also amend an award, to take effect retroactively or otherwise, as necessary for the purpose of correcting any errors occurring in connection with the grant or documentation of the award.

Transferability

The 2018 Plan provides that unless the Compensation Committee determines otherwise, awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution.

No Right to Company Employment

Nothing in the 2018 Plan or an award agreement would constitute a contract of employment or a right to continue to serve on the Board, and the 2018 Plan would not confer on an eligible employee or director any rights upon his or her termination of employment or service.

Other Provisions

Except as otherwise provided herein, a participant may defer receipt or payment of any award granted under this 2018 Plan, in accordance with the terms of any deferred compensation plan or arrangement of the Company.

Compliance with Law

Under the 2018 Plan, the grant, issuance, vesting and settlement of awards thereunder, and our obligation to sell, issue or deliver shares under such awards, would be subject to all applicable federal, state, local and foreign laws, rules and regulations, stock exchange rules and regulations, and to such approvals by any governmental or regulatory agency as may be required. We would not be required to register in a participant's name or deliver any shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body that the administrator determines to be necessary or advisable. No shares would be issued and/or transferable under any award unless a registration statement with respect to the shares underlying the award is effective and current or we determine that such registration is unnecessary.

Effective Date and Termination of the 2018 Plan

If approved by our stockholders, our 2018 Plan will become effective immediately and will remain available for the grant of awards until the 10th anniversary of the effective date (or of any amendment approved by stockholders that would increase the number of Shares available under the 2018 Plan).

Federal Income Tax Treatment

The following tax discussion is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to us and participants in the 2018 Plan. The discussion is intended solely for general information and does not make specific representations to any participant. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes, the alternative minimum tax, or the rules related to excess parachute payments under Code Sections 280G and 4999. A recipient's particular situation may be such that some variation of the basic rules is applicable to him or her. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor with respect to any awards and/or shares acquired under the 2018 Plan both with respect to federal income tax consequences as well as any state, local or foreign tax consequences.

Restricted Stock and Stock Units.    Grantees of restricted stock or RSUs do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and we will receive a corresponding deduction. However, no later than 30 days after a participant receives a restricted stock award, pursuant to Section 83(b) of the Code, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to us (e.g., upon the participant's termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends (if any) paid with respect to unvested restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received. A Section 83(b) election is generally not available for awards of options (upon grant), SARs or RSUs.

Nonqualified Stock Options.    There will be no federal income tax consequences to the grantee or to the Company upon the grant of a stock option under the 2018 Plan. When the participant exercises a stock option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise over the exercise price, and the Company expects that it will be allowed a corresponding deduction. Any gain that the participant realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.    The participant will not recognize any income for federal income tax purposes upon receipt or exercise of an incentive stock option, and the Company will not realize a deduction for federal income tax purposes. However, upon exercise, the difference between the fair market value of a share on the date of grant and the option exercise price is a tax preference item that may subject the grantee to the alternative minimum tax. If the grantee does not dispose of the incentive stock option shares within two years from the date the option was granted or within one year after the shares were transferred to him or her on exercise of the option, then upon any subsequent disposition, that portion of the gain on the sale of the shares that is equal to the difference between the sales price and the option exercise price will be treated as a long-term capital gain. The Company will not be entitled to a deduction either at the time the grantee exercises the incentive stock option or subsequently sells the incentive stock option shares. However, if the grantee sells the incentive stock option shares within two years after the date the incentive stock option is granted or within one year after the date the incentive stock option is exercised, then the sale is considered a disqualifying sale, and the spread on exercise will be taxed as ordinary income. The balance of the gain will be treated as long- or short-term capital gain depending on the length of time the grantee held the stock. If the shares decline in value after the date of exercise, the compensation income will be limited to the difference between the sale price and the amount paid for the shares. The tax will be imposed in the year the disqualifying sale is made. The Company will be entitled to a deduction equal to the ordinary income recognized by the grantee in a disqualifying sale.

Stock Appreciation Rights.    A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company expects that it will be allowed a corresponding federal income tax deduction at that time.

Cash-Based Awards.    A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time.

Company Deduction and Section 162(m).    We generally will be entitled to a deduction for federal income tax purposes when the participant recognizes taxable income as described above with respect to each type of award. For our chief executive officer, chief financial officer, and for the individuals serving as officers who are among the three highest compensated officers (other than the chief executive officer and chief financial officer) for proxy reporting purposes, Section 162(m) limits the amount of compensation otherwise deductible by us to $1,000,000 per year for each such individual. There is an exception for performance-based compensation granted pursuant to a binding contract that was in effect on or before November 2, 2017, but that exception will not apply for awards under the 2018 Plan.

Section 409A Compliance.    The Company intends that the 2018 Plan, and awards granted under it, will either be exempt from, or in compliance with, Section 409A of the Code. However, neither the company nor the Compensation Committee is required to take any action to prevent the assessment of any tax or penalty on a participant under Section 409A. The 2018 Plan states that neither the Company nor the Compensation Committee will have any liability to a participant for such a tax or penalty under Code Section 409A. Any payment that falls within the scope of Section 409A of the Code will be paid on the first business day after the requisite six-month period after the participant terminates employment.

New Plan Benefits

The benefits that could be awarded or paid under the 2018 Plan would be determined in the discretion of the Compensation Committee. Because the Compensation Committee has not determined future awards or who might receive them, the benefits that could be awarded or paid under the 2018 Plan are not currently determinable.

Vote Required

To be approved, this Proposal 2 must receive the affirmative vote of a majority of the shares of our common stock cast at the annual meeting.

Report of Audit Committee

The audit committee of the board of directors has furnished the following report:

The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee's role and responsibilities are set forth in a charter adopted by the board of directors, which is available on our website at www.knoll.com. This committee reviews and reassesses our charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the audit committee took the following actions:

•
Reviewed and discussed with management and Ernst & Young LLP, our independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2017 and the results of management's assessment of the effectiveness of the Company's internal control over financial reporting and the independent registered public accounting firm's audit of internal control over financial reporting;

•
Discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees; and

•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Public Company Accounting Oversight Board Rule 3526. The audit committee further discussed with Ernst & Young LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, including meetings held without management present, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Members of our audit committee

John F. Maypole (Chairman)
Stephen F. Fisher
Sarah E. Nash
Kathleen G. Bradley

PROPOSAL 3 — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Ernst & Young LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2018. The board of directors proposes that the stockholders ratify this appointment. Although ratification is not required, the board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by the audit committee, but the audit committee is not required to appoint another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our stockholders.

Ernst & Young LLP has audited our financial statements for the fiscal years ended December 31, 1996 through 2017. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2017 and 2016, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2017	2016

Audit Fees[1]:	$1,990,588	$1,742,357
Audit-Related Fees[2]:	0	80,805
Tax Fees:	0	0
All Other Fees:	1,995	2,000

Total	$1,992,583	$1,825,162

1
Audit Fees includes fees associated with the annual audit and statutory audits required internationally, the review of quarterly reports on Form 10-Q, and for services provided in connection with the requirements of the Sarbanes-Oxley Act of 2002.

2
Audit-related fees include due diligence in connection with acquisitions and accounting consultations.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

The audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm and pre-approving all audit and permitted non-audit services that may be performed by the independent registered public accounting firm. In recognition of this responsibility, the audit committee has pre-approved compensating Ernst & Young LLP for certain services that they may provide during 2018 based on the specific service or category of service. In addition, the audit committee has delegated authority to its Chairman, John F. Maypole, to approve additional compensation for appropriate miscellaneous services, subject to certain limits depending on the specific service or category of service. Any such approval would be reported to the audit committee at its next meeting.

For fiscal year 2017 and 2016, all audit and non-audit services described above were pre-approved by the audit committee.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to ratify the audit committee's appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A to the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are generally designed to provide competitive compensation packages that will attract and retain superior talent, motivate our executive officers to achieve desired company and individual performance and to appropriately reward that performance, and align the interests of our executive officers with the long-term interests of our stockholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers, as well as the philosophy, policies and practices, all as described in this proxy statement. The vote is advisory, and therefore it is not binding on the company, the compensation committee or our board of directors. We have determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. The next advisory vote on the compensation of our named executive officers will be at the 2019 Annual Meeting of Stockholders.

The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve this Proposal 4.

  "RESOLVED, that the company's stockholders approve, on a nonbinding, advisory basis, the compensation of the named executive officers, as disclosed in the company's Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTIVE OFFICERS

Set forth below are the names of our executive officers, who are not also directors, their ages as of February 28, 2018, their offices within the company, their principal occupations or employment for the past five years and the names of other public companies in which such persons hold directorships.

Name	Age	Position

Scott F. Cameron	54	Senior Vice President — Operations
Roxanne B. Klein	41	Senior Vice President — Human Resources
Benjamin A. Pardo	56	Executive Vice President — Director of Design
Michael A. Pollner	45	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary
David L. Schutte	53	Executive Vice President — Specialty Businesses
Charles W. Rayfield	38	Senior Vice President and Chief Financial Officer

Scott F. Cameron has served as our Senior Vice President — Operations since July 2017. Prior to joining Knoll, Mr. Cameron served as Global Director of Operations and Supply Chain with PPG Industries, Protective and Marine Coatings from 2014 to 2017. Prior to that, Mr. Cameron who originally joined PPG in 1994, held a variety of operations positions with PPG and led plants in Canada, Europe, Asia, the Middle East and the United States.

Roxanne B. Klein has served as our Senior Vice President — Human Resources since November 23, 2015. Prior to that, Ms. Klein served as our Vice President, Human Resources for our Knoll Office division from June 2014 until November 2015, Director, Human Resources from October 2010 until June 2014 and as our Manager, Human Resources from April 2007 until October 2010. Prior to joining us, Ms. Klein worked for Praxair, Inc. as Regional Human Resources Manager from March 2006 until April 2007 and for Danaher Corporation as Director, Human Resources from May 2004 until March 2006. Ms. Klein has over 15 years of Human Resources experience in a variety of businesses.

Benjamin A. Pardo has served as our Executive Vice President — Director of Design, since June 9, 2011. Prior to that, Mr. Pardo served as our Senior Vice President — Director of Design since September 2005. Prior to joining us, Mr. Pardo was President of Unifor, Inc., where he had been employed since 1988.

Michael A. Pollner became our Senior Vice President, Chief Administrative Officer, General Counsel & Secretary effective January 1, 2018. Prior to that, Mr. Pollner served as Senior Vice President, General Counsel and Secretary from February 3, 2015 until December 2017, as our Vice President, General Counsel and Secretary from March 1, 2007 until February 2015, and as our Assistant General Counsel from September 1, 2005 until March 1, 2007. Prior to joining us, Mr. Pollner was a corporate business lawyer with the law firm, Blank Rome LLP, in Philadelphia, Pennsylvania.

David L. Schutte was appointed Executive Vice President — Specialty Businesses, in December 2016, overseeing Knoll's portfolio of specialty businesses. Previously, he served as President of HOLLY HUNT for 3 years and as Knoll Senior Vice President and Chief Marketing Officer for 7 years. Mr. Schutte began his career with Knoll in 1990 and served until 1995 in several roles including Director of Marketing for KnollStudio. Subsequently, Mr. Schutte held several senior positions in the contract office furniture industry including Vice President of Marketing for Maharam and Vice President of A&D Sales for Herman Miller. He rejoined Knoll in May 2004 as Vice President and General Manager of KnollTextiles, a position he held for two and one-half years.

Charles W. Rayfield has served as our Senior Vice President and Chief Financial Officer since August 2017. Prior to that, Mr. Rayfield served as our Vice President and Corporate Controller from November 2015 until August 2017. Prior to joining us, Mr. Rayfield served as the Vice President, Corporate Controller of The Providence Service Corporation from September 2013 to November 2015 and as the Corporate Controller of Bio Telemetry, Inc. from 2008 to 2013.

Security Ownership of Certain Beneficial
Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2018, for (a) the executive officers named in the Summary Compensation Table on page 55 of this proxy statement, (b) each of our directors and director nominees, (c) all of our directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of our outstanding common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, subject to community property laws, based on information provided to us by these stockholders. Percentage of ownership is based on 49,500,661 shares of common stock outstanding on February 28, 2018, including 48,596,047 shares of stock entitled to vote and 904,614 shares of restricted stock that are not entitled to vote.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent[1]

Stockholders owning approximately 5% or more:
The Vanguard Group, Inc.[2]	4,211,216	8.5
FMR, LLC[3]	3,740,149	7.6
Blackrock, Inc.[4]	3,040,281	6.1
Silvercrest Asset Management Group, LLC[5]	2,995,454	6.1
Directors and Executive Officers:
Burton B. Staniar	89,685	*
Andrew B. Cogan[6]	471,159	*
Charles W. Rayfield[7]	0	*
Benjamin A. Pardo[8]	11,122	*
Michael A. Pollner[9]	26,550	*
David L. Schutte[10]	41,093	*
Jeffrey A. Harris[11] [12]	78,179	*
Sidney Lapidus[11]	179,400	*
Kathleen G. Bradley[11]	120,199	*
John F. Maypole[11]	32,101	*
Stephen F. Fisher[11]	42,337	*
Sarah E. Nash[11]	29,568	*
Stephanie Stahl[11]	10,317	*
Christopher G. Kennedy[11]	18,438	*
Daniel W. Dienst	0	*
All directors and executive officers as a group (17 persons)[13]	1,113,732	1.9

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

1
Percentages are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days following February 28, 2018, or shares of restricted stock which will become vested within 60 days following February 28, 2018, are outstanding for the purpose of computing the percentage of common stock owned by such person or group. However, those unissued shares of common stock described above are not deemed to be outstanding for calculating the percentage of common stock owned by any other person or group. Information provided for The Vanguard Group, Inc., FMR LLC, BlackRock, Inc. and Silvercrest Asset Management Group, LLC is based on the latest Schedule 13G report or amendment thereto that each has filed as of the date of this proxy statement.

2
The Vanguard Group, Inc. filed a Schedule 13G/A with the SEC on February 9, 2018, indicating that as of December 31, 2017, (a) it had sole voting power over 92,347 of these shares and shared voting power over 8,600 of these shares, and (b) sole dispositive power over 4,115,058 of these shares and shared dispositive power over 96,158 of these shares. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

3
FMR LLC and Abigail P. Johnson filed a Schedule 13G/A with the SEC on February 13, 2018, indicating that as of December 29, 2017, they had the sole power to vote 3,366 of these shares and sole dispositive power over all of these shares. The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

4
BlackRock, Inc. filed a Schedule 13G/A with the SEC on January 25, 2018, indicating that as of December 31, 2017, it had sole voting power over 2,929,414 of these shares and sole dispositive power over all of these shares as a result of being a parent company or control person of the following subsidiaries, each of which beneficially owns less than 5% of the outstanding shares of our common stock: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

5
Silvercrest Asset Management Group, LLC, Silvercrest L.P. and Silvercrest Asset Management Group Inc. filed a Schedule 13G/A with the SEC on February 14, 2018, indicating that as of December 31, 2017, (a) they had shared voting power over all of these shares, and (b) shared dispositive power over all of these shares. The address of Silvercrest Asset Management Group, LLC, Silvercrest L.P. and Silvercrest Asset Management Group Inc. is 1330 Avenue of the Americas, 38th Floor, New York, NY 10019.

6
Excludes 172,500 shares of restricted common stock and 172,500 restricted stock units held by Mr. Cogan, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

7
Excludes 20,000 shares of restricted common stock held by Mr. Rayfield and 20,000 restricted stock units held by Mr. Rayfield, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

8
Excludes 17,500 shares of restricted common stock and 17,500 restricted stock units held by Mr. Pardo, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

9
Excludes 18,500 shares of restricted common stock and 18,500 restricted stock units held by Mr. Pollner, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

10
Excludes 20,000 shares of restricted common stock and 20,000 restricted stock units held by Mr. Schutte, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

11
Excludes 3,318 shares of restricted common stock held by each of these non-employee directors, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days of February 28, 2018.

12
Includes 10,000 shares owned by the Jeffrey and Jamie Harris Family Foundation Trust, of which Mr. Harris is a Trustee.

13
Excludes 268,794 shares of restricted common stock and 242,250 restricted stock units held by all directors and executive officers as a group, which (subject to pro rata vesting upon the occurrence of certain events) will not vest within 60 days after February 28, 2018.

EXECUTIVE COMPENSATION

Compensation Discussion And Analysis ("CD&A")

              This CD&A describes our executive compensation program for our five most highly compensated executive officers. For this year, our CD&A also applies to our former Senior Vice President and Chief Financial Officer, Craig B. Spray, who resigned effective June 23, 2017, and Joseph T. Coppola, our former Chief Operating Officer, who passed away on December 27, 2017. These executive officers, listed in the chart below, are referred to in this proxy statement as our "named executive officers". Our compensation policies discussed below generally apply equally to all of our executive officers, but for purposes of this CD&A references to "executive officers" or "officers" refer to our named executive officers, unless the context indicates otherwise.

Named Executive Officers

Name	Title

Andrew B. Cogan	President and Chief Executive Officer, Director

Charles W. Rayfield	Senior Vice President and Chief Financial Officer

Craig B. Spray	Former Senior Vice President and Chief Financial Officer

Joseph T. Coppola	Former Chief Operating Officer

Benjamin A. Pardo	Executive Vice President — Director of Design

Michael A. Pollner	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

David L. Schutte	Executive Vice President — Specialty Businesses

How did we respond to our 2017 Advisory Vote on Executive Compensation?

At the 2017 Annual Meeting of Stockholders, stockholders representing approximately 82% of our issued and outstanding shares of stock voted in favor of our advisory say on pay proposal, relating to the compensation of our named executive officers.

The compensation committee has reviewed the final vote results of our say on pay proposal and continued to discuss our executive compensation policies and decisions with our stockholders. Based on the substantial support we received in 2017, we did not make any substantial changes to our compensation program other than to adjust payouts under the 2017 non-equity incentive program to reflect our performance relative to the goals set forth in the company's 2017 financial plan.

In response to prior say on pay votes, and as a result of our dialogue with stockholders, we have incorporated a number of features into our compensation programs:

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  We have capped potential payments under our annual Non-Equity Incentive awards for our Named Executive Officers at one hundred twenty percent (120%) of base salary;

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  We have eliminated the legacy tax "gross-up" from our chief executive officer's employment agreement;

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  We have instituted a "double trigger" change of control provision in our equity agreements which requires that the award recipient be terminated from employment in order to receive accelerated vesting following a change-in-control;

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  We have adopted and maintain a "Clawback Policy" applicable to our Section 16 Officers which allows the company to recover excess incentive compensation in the event of an accounting restatement;

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  We have revised our Insider Trading Policy to prohibit hedging transactions in our stock (i.e., transactions that are designed to offset any decrease in our stock price); and

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  We engaged an independent compensation consultant, Willis Towers Watson, to perform an assessment of our executive compensation.

We remain willing to discuss any compensation concerns with our stockholders if and when they arise.

How Did We Perform?

Our fiscal 2017 financial results were mixed, although consistent with our overall industry:

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  While net sales for 2017 were $1,132.9 million, a decrease of 2.7% from 2016, net sales for the fourth quarter of 2017 were $316.1 million, an increase of 7.9% from the fourth quarter of 2016.

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  Diluted earnings per share decreased from $1.68 in 2016 to $1.63 in 2017.

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  Operating profit for the year decreased 35.5% to $88 million, compared to operating profit of $136.3 million for 2016. Adjusted operating profit was $109.2 million, a decrease of 19.9% when compared to adjusted operating profit of $136.3 million in 2016.

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  We paid dividends of $30.3 million in 2017, or $0.60 per share, compared to dividends of $29.2 million in 2016;

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  We returned $41.2 million to stockholders in 2017 through dividends and share repurchases, compared to $34.7 million in 2016; and

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  Over the past three years, we have generated "total shareholder return" of 21.3%, based on the formula used in our restricted stock unit agreements.

During the first quarter of 2018, we successfully completed the acquisition of Muuto A.p.S. ("Muuto"), the Copenhagen-based designer and provider of affordable luxury furniture, lighting and accessories for the workplace and home. Concurrent with the Muuto acquisition, we also amended our credit facility, which now consists of a revolving commitment of $400.0 million, a U.S. term loan commitment of $250.0 million and a multi-currency term loan commitment of €81.7 million. The proceeds of the credit facility were used to fund the Muuto acquisition, refinance certain indebtedness and for ongoing working capital requirements.

Because we only partially achieved our 2017 profits plan, but recognizing other subjective achievements like the progress on the Muuto acquisition and the credit facility, our compensation committee approved 2017 non-equity incentive payments for our executive officers that were approximately 60% of the target amount.

In general, four strategic imperatives guide our growth:

Our strategy and compensation systems have generated significant growth in our sales, margins and profits; however, 2017 represented a pause in our overall improvement:

Note: Adjusted EBITDA and Percentage, and Adjusted EPS are non-GAAP financial measures. For a reconciliation of Net Earnings to Adjusted EBITDA and Percentage and Adjusted EPS to GAAP EPS, see page 74.

What Are Our Compensation Practices?

Compensation Objectives

Our executive compensation program is generally designed to:

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  Provide competitive compensation packages that will attract and retain superior talent;

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  Motivate our executive officers to achieve desired company and individual performance and to appropriately reward that performance; and

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  Align the interests of our executive officers with the long-term interests of our stockholders, primarily through equity awards

Compensation Principles and Policies

  Our executive compensation programs are comprised of: (i) base salary; (ii) annual non-equity incentive bonuses, which are discretionary, but based primarily on the achievement of company objectives and performance; and (iii) long-term incentive compensation in the form of periodic equity awards that include both time-vesting restricted shares and performance-based stock units that vest on the basis of our operating performance and total shareholder return ("TSR"). Because our annual incentive and long-term incentive compensation are either discretionary or contingent upon the achievement of our performance goals, our senior executives have a substantial portion of their compensation at risk.

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  Base Salary:  The compensation committee reviews base salary levels for executive officers on an annual basis and any changes are typically effective mid-year. Currently, our only named executive officer with a written employment agreement is our Chief Executive Officer, Mr. Cogan. We attempt to set base salaries at levels that are competitive in the industry and in relation to the particular job function of the executive officer. The annual base salary provides a base level of compensation for services rendered during the year and is intended to reward the executive officer for the day-to-day complexities and difficulties of his/her job.

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  Annual Incentive:  Annual non-equity incentive bonuses are based primarily on operating profit, and may include supplemental goals considered by the compensation committee in its discretion. Our compensation committee may also, in its discretion, consider the operating performance of individual business segments. There is no specific quantitative formula in calculating incentive payments. Instead, the compensation committee depends upon a variety of factors, including: the company's overall performance for the year, the individual executive's performance, the business environment existing during the year and any extraordinary obstacles that may have arisen during the course of the year. The target payouts on our annual non-equity incentive bonuses are generally around 100% of the executive officer's base salary. Beginning with our 2017 annual non-equity incentive program, we have capped the payout for our named executive officers at 120% of base salary.

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  Long-Term Incentive:  Long-term incentive grants are delivered in a combination of time vesting restricted shares and performance-based restricted stock units.

Compensation Governance

Our executive compensation program reflects the following best practices:

WE DO:		WE DO NOT:
✓	Provide a significant portion of our named executive officers' total compensation in the form of awards tied to our long-term strategy and our performance.	✘	Have employment agreements or change-of-control agreements with our named executive officers other than Mr. Cogan, and that agreement has an annual term.

✓	Require compliance with our Stock Ownership Guidelines, which require that our executive officers own a specified value of shares of the Company's common stock.	✘	Provide tax gross-ups for our named executive officers.

✓	Have a Compensation Committee comprised entirely of independent directors who use an independent consultant retained by the Compensation Committee.	✘	Time the grants of equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

✓	Have ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	✘	Provide material executive perquisites such as corporate aircraft, executive life insurance, tax or estate planning services.

✓	Operate a Clawback Policy for Section 16 Officers which permits the company to recover excess incentive compensation in the event of a restatement.	✘	Provide supplemental retirement benefits to our executive officers

✓	Prohibit our associates through our Insider Trading Policy from engaging in hedging transaction in our stock	✘	Operate deferred compensation plans for our executive officers.

✓	Utilize "double trigger" change-in-control provisions in our equity award agreements for awards made after August 2016,	✘	Operate a stockholder rights plan (Poison Pill).

How Are Compensation Decisions Made?

Role of the Compensation Committee and Management

The compensation committee has overall responsibility for our executive compensation program. Our compensation committee generally meets at least three times a year formally and on more occasions as needed. Members of our compensation committee also discuss compensation matters with our chief executive officer and among themselves informally throughout the year in an effort to both (i) monitor the appropriateness of our executive compensation packages on an on-going basis and (ii) prepare for the formal compensation committee meetings and the definitive compensation decisions that are made at those meetings.

At formal compensation committee meetings, our chief executive officer presents the compensation committee with his recommendations regarding compensation for the named executive officers. In connection with these recommendations, the compensation committee is provided with information on the executive officers' existing compensation arrangements, equity awards and compensation history, if requested. The committee is also provided (and considers) our actual financial performance, both in relation to the performance targets set and in relation to the industry as a whole. Other factors, including the executive officer's individual performance and any extraordinary efforts or hurdles faced by the executive officer, may also be considered.

After reviewing the chief executive officer's recommendations and the other relevant information, the compensation committee determines the compensation packages for each of the named executive officers other than our chief executive officer. The compensation committee typically makes a recommendation to our full board of directors with respect to the cash compensation arrangements for our chief executive officer. Our board of directors then evaluates those recommendations and any other information it deems appropriate and determines the applicable compensation levels for our chief executive officer.

Role of Independent Compensation Consultant

In 2016, the compensation committee directly engaged Willis Towers Watson, an independent compensation consultant, for the purpose of conducting a review of our executive compensation programs. Willis Towers Watson provides no other services for the Company. As part of its engagement, Willis Towers Watson evaluated the base salary, annual non-equity incentive and long-term equity components of our executive compensation programs for our most senior executives, including our named executive officers. Willis Towers Watson evaluated the competitiveness of our compensation programs using proxy information from the companies included in our Peer Group (as described below), and also considered data compiled from published surveys of executive compensation for other comparably-sized companies within the durable goods consumer products sectors. The compensation committee considered this data, among other factors, in determining the components and amounts of compensation that are appropriate for the Company's named executive officers. However, the compensation committee did not establish formal benchmarked compensation targets or ranges for our executive officers based on this information. Instead, this information was used as a general market resource in making compensation decisions regarding base salaries, annual non-equity incentive compensation and longer term equity grants.

In 2017, the compensation committee engaged Willis Towers Watson for the purpose of reviewing our non-employee director compensation. Following this review, the annual grant of restricted stock made to non-employee directors under the Non-Employee Director Compensation Plan was increased to $90,000, effective January 1, 2018, and the vesting schedule for such grants was reduced from three years to two years.

Compensation Peer Group

In 2017, in conjunction with our work with Willis Towers Watson, the compensation committee developed a new peer group for purposes of assessing our relative TSR performance in relation to our grants of performance-based restricted stock. In establishing this peer group, the compensation committee took into account a number of factors including (i) companies where we primarily compete for executive talent, (ii) industry, and (iii) size and complexity. TSR peer group consists of the following companies:

ABM Industries Incorporated	Kimball International, Inc.

ACCO Brands Corporation	Matthews International Corporation

Deluxe Corporation	MSA Safety Incorporated

Herman Miller, Inc.	Robert Half International Inc.

HNI Corporation	Steelcase Inc.

Interface, Inc.	West Corporation

Kelly Services, Inc

How Do We Compensate Our CEO and other NEOs?

Elements of Executive Compensation Program

Our executive compensation programs are comprised of: (i) base salary; (ii) annual non-equity incentive bonuses, which are discretionary, but based primarily on the achievement of company objectives and performance; and (iii) long-term incentive compensation in the form of periodic equity awards.

              The following sets forth the primary objectives addressed by each component of our executive compensation programs:

Our named executive officers are also provided severance and change-in-control protections, which can be triggered in a number of scenarios, and also may participate in our standard retirement plans on the same basis as our associates generally. Our named executive officers are not generally provided with any material perquisites.

Base Salary

The compensation committee reviews base salary levels for executive officers on an annual basis and any changes are typically made mid-year. Currently, our only named executive officer with a written employment agreement is our Chief Executive Officer, Mr. Cogan, and that agreement has an annual term.

We attempt to set base salaries at levels that are competitive in the industry and in relation to the particular job function of the executive officer. The annual base salary provides a base level of compensation for services rendered during the year and is intended to reward the executive officer for the day-to-day complexities and difficulties of his/her job. We believe this provides the executive with a fair level of compensation, but also enables our annual discretionary non-equity incentive bonuses and equity grants to have a significant motivating impact on the executive officers. Effective July 1, 2017 (or, in the case of

Mr. Rayfield, August 9, 2017 upon his promotion to Chief Financial Officer), the base salaries of our executive officers were as follows:

Name	Salary

Andrew B. Cogan	$1,020,000
Charles W. Rayfield	$300,000
Benjamin A. Pardo	$307,000
Michael A. Pollner	$300,000
David L. Schutte	$350,000

Financial Metrics and Subjective Criteria

In connection with our "at-risk" performance compensation, we consider a variety financial metrics (including revenue growth, gross margins, and earnings per share growth), as well as subjective factors such as new product development, acquisitions, and balance sheet management, when making our compensation decisions. We use a number of performance metrics under our equity awards as the trigger target for vesting under portions of our performance-based stock units. These include operating profit, earnings before interest, depreciation and taxes (EBITDA) and total shareholder return (TSR). When evaluating our performance, we believe infrequent or non-recurring items, should be disregarded when we evaluate our performance or compare our performance with the performance of our competitors.

Annual Non-Equity Incentive Bonuses

We award non-equity incentive bonuses on an annual basis. Our annual incentive bonuses are primarily intended to motivate our executive officers to exceed our performance objectives for the year. In the past, our incentive compensation program has been typically focused on operating profit based on our financial plan for the year; however, beginning in 2018, we will transition to EBITDA to further align our performance measurement with the expectations of our stockholders. We also consider supplemental goals in determining annual non-equity incentive bonuses (for example, new product introductions, successful acquisitions, and management of our balance sheet). Our compensation committee also may, in its discretion, consider the operating performance of our individual business segments; namely, Office, Studio and Coverings, or establish supplemental measures relating to segment performance to the extent there is a relationship between the specific named executive officer's duties and the performance of a particular business segment.

The target payouts on our annual non-equity incentive bonuses are generally around 100% of the executive officer's base salary and the financial targets used in connection with these bonuses generally relate to our annual financial plan that is submitted to and approved by our board of directors in December of the prior year.

The compensation committee ultimately determines the amount of each executive's actual non-equity incentive payment based principally on our achievement of the company's goals relative to our financial plan; however, the compensation committee has significant flexibility to increase or decrease the amounts paid under the non-equity incentive awards, regardless of whether the targets are achieved. However, in response to the concerns previously expressed by certain of our stockholders regarding the discretionary nature of our program, commencing with the 2017 annual non-equity incentive program, bonuses for our named executive officers have been capped at 120% of the executive officer's base salary. These annual payments are disclosed in the "non-equity incentive plan compensation" column of the Summary Compensation Table below. Rather than relying on rigid formulas and calculations, we use our judgment and discretion to determine payouts that we believe are appropriate under the circumstances. The decision to increase or decrease an actual payout under the award is generally based on a variety of factors we deem appropriate, including, without limitation, our overall performance for the year, the individual executive's performance, supplemental factors, the business environment existing during the year and any extraordinary obstacles that may have arisen during the course of the year. Our officers can be significantly rewarded when the company and individual performance measures are exceeded. Conversely, our officers generally receive significantly smaller cash payouts when our company and/or individual performance measures are not met.

By structuring these annual incentive bonuses in a way that permits us to exercise discretion and to consider individual performance metrics related specifically to the role of the executive officer, as well as overall company performance, we enable our executive officers to have a more direct impact on the ultimate payout under their individual annual incentive bonuses. Although their individual performance impacts the overall company performance metric, the satisfaction of that company metric is dependent on the performance of many other parts of the company and can also be impacted by general economic factors outside of anyone's control. In the event overall company performance falls short of the desired target in any given year, we can adjust the payout downward under the award for some executive officers, and at the same time reward other executive officers who met or exceeded their individual performance targets or otherwise performed in a manner that deserved additional recognition, as we determine to be equitable.

Long-term Incentive Compensation — Equity Grants

We believe that our executive officers should have significant equity interests, and have designed our compensation programs accordingly. Long-term incentive compensation is a key component of our executive compensation program and serves a retention, motivation and reward function. Equity awards also align the interests of our executive officers with those of our stockholders and reward our executive officers by allowing them to share in any appreciation in the value of our common stock. They are designed to reward a longer performance horizon than our annual non-equity incentive bonuses, typically three to five years, which also serves to mitigate the risk that an executive officer would overly focus on short-term goals to the detriment of the company's long-term success.

We do not apply a formula for determining the specific equity award levels for our executive officers. Rather, the determination is a result of the compensation committee's discretion and judgment as to what is appropriate in light of all of the circumstances, including our strategic and operational objectives, our stock price, the responsibilities of the executive officers, the amounts of the executive officers' then-outstanding equity awards, the compensation of our peers and any other factors that the compensation committee determines are relevant. In exercising its discretion, the compensation committee relies on the individual experiences and perspectives of its members and dialogue with our chief executive officer in evaluating whether the specific recommended grant levels will have the desired effect.

Restricted Shares — Time Vesting.

We periodically grant time vesting restricted shares to our executive officers and other key employees. These restricted share grants are typically structured to vest on a specified anniversary date, generally on the third anniversary of the date of grant, at which point the restrictions on the shares lapse and the vested shares may be voted and disposed of by the grantees. The vesting of the restricted shares can also accelerate (on a pro rata basis) upon a change-in-control of the company, death, disability and upon termination without cause. Unvested restricted shares are forfeited if the grantee voluntarily leaves the company prior to the vesting or is terminated for "cause" (as defined in the applicable restricted share agreement or stock incentive plan). Dividends that are paid on our common stock during the vesting period of any restricted shares are typically accrued and paid out to the grantee when the restricted shares vests. In 2016, we inserted a "double-trigger" change-in-control definition into our restricted share grants. This provision states that vesting can accelerate upon a change-in-control, but only when a termination of employment occurs within the 12-month period following the change-in-control.

Performance-Based Restricted Stock Units.

In addition to time vesting restricted shares, we also grant performance-based restricted stock units. We believe our performance grants have both a strong retentive influence on our executive officers and, at the same time, keep them appropriately motivated by incentivizing them to achieve our financial goals and deliver returns to stockholders. Our grants are subject to two separate performance conditions:

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  Fifty percent (50%) of the award vests if the Company achieves certain three-year profitability targets based on either operating profit or EBITDA (beginning with our 2018 grant); and

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  Fifty percent (50%) of the award vests if the Company's total shareholder return (calculated in accordance with the applicable restricted stock unit agreement) exceeds the median total shareholder return of a defined peer group.

In order for our executive officers to earn all of their performance-based awards, they need to successfully deliver operating profit and generate shareholder returns which compare favorably to our peers.

Tax Implications of Executive Compensation

Internal Revenue Code Section 162(m) limits to $1 million the tax deduction available to public companies for annual compensation that is paid to covered employees (generally, the named executive officers). In evaluating compensation programs applicable to our named executive officers, we consider the potential impact on the Company of Code Section 162(m) while maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to named executive officers, and consequently, may elect to provide compensation arrangements that may not be fully tax deductible under Code Section 162(m).

For taxable years beginning prior to December 31, 2017, certain performance-based compensation was exempted from Section 162(m)'s deduction limit. However, the exemption from Section 162(m)'s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our named executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Despite our efforts to consider the potential impact on the Company of Code Section 162(m) in structuring our named executive officers' annual compensation, compensation for our covered employees (including our named executive officers) in excess of $1 million will not be deductible, except such performance-based compensation that may qualify for the transition relief. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)'s exemption from the deduction limit, no assurance can be given that compensation given to our covered employees (including our named executive officers) intended to qualify for the transition relief, will be exempt from the deduction limit.

Retirement Benefits

Our executive officers participate in the Knoll Retirement Savings Plan pursuant to which they receive matching contributions of 50% of their voluntary contributions, up to a maximum amount of 6% of eligible compensation ($270,000 for 2017), plus potential profit-sharing and transition contributions based on age and length of service. Our executive officers who joined Knoll prior to January 1, 2011 also participate in the Knoll Pension Plan, a noncontributory defined benefit plan. However, effective January 1, 2016, the Knoll Pension Plan was frozen for all participants, including our executive officers. For more information on the Knoll Pension Plan, see "Pension Benefits" on page 62.

Severance and Change-in-Control Benefits

We have a severance pay plan that generally applies to all of our regular full-time or part-time U.S. employees, including our named executive officers, who are not covered by a collective bargaining agreement. In general, the severance pay plan provides for severance payments to eligible employees if their employment is involuntarily severed in connection with a job elimination. All of our named executive officers, other than Mr. Cogan and Mr. Schutte, are technically covered by the severance pay plan, although it is unlikely that the termination of one of our named executive officers would ever constitute a job elimination within the meaning of the plan. Because of this, we have not included any payments under our severance plan in the "Potential Payments upon Termination or Change-in-Control" section below.

We have agreed to provide Mr. Cogan and Mr. Schutte with severance benefits upon certain separations of their employment. Mr. Cogan is entitled to severance benefits if (i) his employment is terminated by us for any reason other than cause or in connection with disability or death, (ii) we elect not to renew the employment agreement, or (iii) the employment agreement is terminated by Mr. Cogan in connection with a material breach of the employment agreement by us. These severance benefits are contained in an employment agreement between us and Mr. Cogan. Under the terms of Mr. Schutte's offer letter, Mr. Schutte is entitled to severance benefits if he is terminated by us without "cause." For more details on these benefits, see "Potential Payments Upon Termination or Change-in-Control — Severance Under Employment Agreement".

2017 Compensation — Analysis

Chief Executive Officer

Mr. Cogan was paid base salary at a rate of $1,000,000 per annum for the first half of 2016 and at a rate of $1,020,000 per annum for the second half of 2017. Mr. Cogan also received a non-equity incentive bonus of $612,000, 60% of his target award for 2017. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to the 2017 operating profit target approved in our financial plan. As described above, we generated operating profit of $88 million for 2017 and adjusted operating profit of $109 million, below our 2017 target level of $136 million. Additionally, the compensation committee considered our comparative performance within the industry and overall progress relative to our strategic imperatives such as the diversification of our business culminating in the Muuto acquisition. We also continued to aggressively manage our balance sheet and expanded our constellation of high-design and high-margin brands and capabilities.

On February 15, 2017, Mr. Cogan was granted 55,000 restricted shares and 55,000 performance-based stock units. The restricted shares cliff vest in one tranche on the third anniversary of the date of grant. Twenty-five percent of the performance-based stock units vest if the company exceeds $275 million of operating profit over a three-year period and an additional twenty-five percent of the performance-based stock units vest if the company exceeds $325 million of operating profit over a three-year period. The remaining fifty percent of the performance-based stock units vest if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of the 2017 Peer Group. The stock unit grant also includes a "stretch" operating profit goal where an additional twenty-five percent of the stock unit award (for a maximum of 125% of the original stock unit award) will vest if the company achieves $425 million of operating profit over the three-year period. As explained above, the compensation committee believes these grants will have both a strong retentive influence on Mr. Cogan and, at the same time, keep him appropriately motivated by incentivizing him to achieve our financial goals and deliver returns for our stockholders.

In December 2017, we granted Mr. Cogan a 2018 non-equity incentive award with a target payment of one hundred percent (100%) of his base salary. If earned, this bonus would be paid in February 2019 and cannot exceed one hundred twenty percent (120%) of Mr. Cogan's base salary.

Senior Vice President and Chief Financial Officer

Mr. Rayfield was paid base salary at a rate of $300,000 per annum after his promotion in August 2017. Mr. Rayfield also received a non-equity incentive bonus of $180,000, 60% of his target award. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to our 2017 operating profit target, as well as Mr. Rayfield's individual contributions during the year, including his management of our balance sheet. Additionally, the compensation committee considered our comparative performance within the industry and overall progress relative to our strategic imperatives such as the diversification of our business culminating in the Muuto acquisition.

On February 15, 2017, Mr. Rayfield was granted 2,500 restricted shares and 2,500 performance-based stock units while he held the title of Vice President — Corporate Controller. On October 26, 2017, Mr. Rayfield was granted 5,000 restricted shares and 5,000 performance-based stock units in connection with his promotion to the title of Chief Financial Officer. For both grants the restricted shares cliff vest in one tranche on the third anniversary of the date of grant and the performance-based stock units vest in three years subject to our satisfaction of the same performance criteria that are applicable to Mr. Cogan's grant discussed above. As explained above, the compensation committee believes these grants will have both a strong retentive influence on Mr. Rayfield, ensure he receives a competitive pay package relative to his responsibilities as Chief Financial Officer and keep Mr. Rayfield appropriately motivated by incentivizing him to achieve our financial goals and deliver returns for our stockholders.

In December 2017, we granted Mr. Rayfield a 2018 non-equity incentive award with a target payment of one hundred percent (100%) of his base salary. If earned, this bonus would be paid in February 2019 and cannot exceed one hundred twenty percent (120%) of Mr. Rayfield's base salary.

Former Senior Vice President and Chief Financial Officer

Craig B. Spray was paid base salary at a rate of $342,000 per annum prior to his departure from Knoll in June 2017.

On February 15, 2017, Mr. Spray was granted 15,000 restricted shares and 15,000 performance-based stock units; however, these shares and units were forfeited by Mr. Spray upon his resignation from Knoll, effective June 23, 2017.

Former Chief Operating Officer

Mr. Coppola was paid base salary at a rate of $342,000 per annum for the first half of 2017 and at rate of $349,000 per annum for the second half of 2017. As previously disclosed, Mr. Coppola passed away on December 27, 2017. Mr. Coppola's estate received a non-equity incentive bonus of $210,000, 60% of his target award. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to our 2017 operating profit target and Mr. Coppola's significant contributions to our facilities prior to his passing.

On February 15, 2017, Mr. Coppola was granted 10,000 restricted shares and 10,000 performance-based stock units. These grants vested on a pro rata basis upon Mr. Coppola's death.

Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Mr. Pollner was paid base salary at a rate of $275,000 per annum for the first half of 2017 and at a rate of $300,000 per annum for the second half of 2017. Mr. Pollner also received a non-equity incentive bonus of $120,000, 80% of his target award for 2017. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to our 2017 operating profit target. Additionally, the compensation committee considered our comparative performance within the industry and overall progress relative to our strategic imperatives such as the diversification of our business culminating in the Muuto acquisition. The compensation committee also considered Mr. Pollner's leadership of the company's information technology group.

On February 15, 2017, Mr. Pollner was granted 6,000 restricted shares and 6,000 performance-based stock units. The restricted shares cliff vest in one tranche on the third anniversary of the date of grant. The performance-based stock units vest in three years subject to our satisfaction of the same performance criteria that are applicable to Mr. Cogan's grant discussed above. As explained above, the compensation committee believes these grants will keep Mr. Pollner appropriately motivated by incentivizing him to achieve our financial goals and deliver returns for our stockholders.

In December 2017, we granted Mr. Pollner a 2018 non-equity incentive award with a target payment of fifty percent (50%) of his base salary. If earned, this bonus would be paid in February 2019.

Executive Vice President — Specialty Businesses

Mr. Schutte was paid base salary at a rate of $300,000 per annum for the first half of 2017 and at a rate of $350,000 per annum for the second half of 2017. Mr. Schutte also received and a non-equity incentive bonus of $210,000, 60% of his target award. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to our 2017 operating profit target. Additionally, the compensation committee considered Mr. Schutte's broader role in leading all of our Specialty businesses.

On February 15, 2017, Mr. Schutte was granted 7,500 restricted shares and 7,500 performance-based stock units. The restricted shares cliff vest in one tranche on the third anniversary of the date of grant. The performance-based stock units vest in three years subject to our satisfaction of the same performance criteria that are applicable to Mr. Cogan's grant discussed above. As explained above, the compensation committee believes these grants will keep Mr. Schutte appropriately motivated by incentivizing him to achieve our financial goals and deliver returns for our stockholders.

In December 2017, we granted Mr. Schutte a 2018 non-equity incentive award with a target payment of one hundred percent (100%) of his base salary. If earned, this bonus would be paid in February 2019 and cannot exceed one hundred twenty percent (120%) of Mr. Schutte's base salary.

Executive Vice President — Design

Mr. Pardo was paid base salary at a rate of $301,000 per annum for the first half of 2017 and at a rate of $307,000 per annum for the second half of 2017. Mr. Pardo also received a 2017 non-equity incentive bonus of $150,000, 50% of his target award. In exercising its discretion to pay less than the target amount, the compensation committee primarily considered our operating performance relative to our 2017 operating profit target and Mr. Pardo's individual contributions, including his leadership in our development of new products such as Rockwell Unscripted. Additionally, the compensation committee considered our comparative performance within the industry.

On February 15, 2017, Mr. Pardo was granted 5,000 restricted shares and 5,000 performance-based stock units. The restricted shares cliff vest in one tranche on the third anniversary of the date of grant. The performance-based stock units vest in three years subject to our satisfaction of the same performance criteria that are applicable to Mr. Cogan's grant discussed above. As explained above, the compensation committee believes these grants will have both a strong retentive influence on Mr. Pardo and, at the same time, keep him appropriately motivated by incentivizing him to achieve our financial goals and deliver returns for our stockholders.

In December 2017, we granted Mr. Pardo a 2018 non-equity incentive award with a target payment of one hundred percent (100%) of his base salary. If earned, this bonus would be paid in February 2019 and cannot exceed one hundred twenty percent (120%) of Mr. Pardo's base salary.

2018 Equity Grant

On February 13, 2018, we granted an aggregate of 92,500 time-vesting restricted shares to certain of our named executive officers in the following amounts: Mr. Cogan (62,500 shares), Mr. Rayfield (7,500 shares), Mr. Pollner (7,500 shares), Mr. Schutte (7,500 shares), and Mr. Pardo (7,500 shares). On the same date, we also granted 92,500 performance-based stock units to these executive officers in the same amounts. The restricted shares cliff vest in one tranche on the third anniversary of the date of grant. One-half of the performance-based stock units vest if the company exceeds a three-year EBITDA target and the other half vests if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of the Peer Group. Under the grant, our executive officers can receive additional units equal to twenty-five percent of their target unit award (for example, 15,625 additional units in the case of Mr. Cogan) if we significantly exceed our EBITDA goals. Unvested restricted shares and stock units are automatically forfeited if the grantee voluntarily leaves the company prior to vesting. Consistent with our 2017 equity grants, the compensation committee elected to divide our latest equity grant in this manner in order to simultaneously reward performance, retain our key executives and encourage stock ownership. As explained above, the compensation committee determined the specific level of each of these awards by applying its discretion and judgment as to what is appropriate in light of all of the circumstances, including our strategic and operational objectives, our stock price, the responsibilities of the executive officers and the amounts of the executive officers' then-outstanding equity awards.

How Do We Manage Risks Related to Our Compensation Program?

Risk Assessment — Incentive Compensation Programs

Our compensation committee conducted a risk-assessment of our compensation programs and practices. This process included: a review of the disclosure requirements contained in Item 402(s) of Regulation S-K; a review of our compensation programs; the identification of features that could potentially encourage excessive or imprudent risk taking of a material nature; a review of our business risks generally, as described in our public filings; the identification and review of additional risks specifically associated with our compensation programs; and the identification and review of factors that mitigate these risks. Based on this process, our compensation committee concluded that our compensation programs and practices are appropriately structured and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Executive Stock Ownership Policy

We maintain a Stock Ownership Policy that is applicable to our directors and executive officers. Under the policy, our chief executive officer and chief financial officer are required to own equity equal to at least four times their base salary and our other executive offers are required to own equity equal to at least one times their base salary. Our directors are required to own equity equal to at least four times their annual cash retainer under the policy. There is a five-year transition period to allow individuals to become compliant with the policy. Please see the policy, which is available on our website at www.knoll.com, for more detailed information on how stock and equity derivatives are valued and other details of the policy. We believe this policy helps further our desire to have our named executive officers' interests aligned with the interests of our stockholders.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal year 2017. Based on the review and discussions, the compensation committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our annual report on Form 10-K for the fiscal year ended December 31, 2017.

              This report is submitted by the compensation committee.

                           Jeffrey A. Harris (Chairman)
                           Sidney Lapidus
                           Sarah E. Nash
                           Christopher G. Kennedy

Summary Compensation Table

The following table sets forth information concerning the compensation awarded to or earned during our fiscal years ended December 31, 2017, 2016 and 2015, by our Chief Executive Officer, Chief Financial Officer, and each of our other named executive officers whose total compensation (net of any changes in pension values and non-qualified deferred compensation earnings disclosed in the table below) exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[3]		All Other Compensation ($)		Total ($)

Andrew B. Cogan,	2017	1,009,923	2,301,750	612,000	[4]	73,142	[18]	8,100	[7]	4,004,915
President and Chief	2016	928,500	1,838,925	1,200,000	[5]	55,094	[18]	15,900	[7]	4,038,419
Executive Officer	2015	847,892	1,517,654	1,000,000	[6]	6,758	[18]	—		3,372,304
Charles W. Rayfield	2017	246,870	324,925	180,000	[8]	—		3,225	[7]	755,020
Senior Vice President and
Chief Financial Officer
Craig B. Spray,	2017	168,369	627,750	—		—		8,100	[7]	804,219
Former Senior Vice President	2016	338,500	417,938	425,000	[9]	—		15,900	[7]	1,197,338
and Chief Financial Officer	2015	331,327	341,472	357,000	[10]	—		15,900	[7]	1,045,699
Joseph T. Coppola,	2017	289,096	418,500	210,000	[11]	—		8,100	[7]	925,696
Former Chief	2016	338,500	—	425,000	[12]	—		15,900	[7]	779,400
Operating Officer	2015	198,423	836,098	335,000	[14]	—		100,748	[13]	1,470,269
Michael A. Pollner,
Senior Vice President, Chief Administrative Officer and
General Counsel	2017	287,404	251,100	120,000	[15]	8,130	[18]	8,100	[7]	674,734
Benjamin A. Pardo,	2017	303,977	209,250	150,000	[16]	3,031	[18]	10,800	[7]	677,058
Executive Vice President —	2016	298,000	167,175	300,000	[17]	21,046	[18]	18,550	[7]	804,771
Director of Design	2015	291,173	189,707	290,000	[19]	—		18,550	[7]	789,430
David L. Schutte,	2017	350,000	313,876	210,000	[20]	20,648	[18]	13,500	[7]	908,024
Executive Vice President —	2016	279,423	167,175	300,000	[21]	22,869	[18]	18,550	[7]	788,017
Specialty Businesses

1
Amounts shown in this column do not reflect the compensation actually received by the named executive officer. Instead, amounts shown in this column represent the aggregate grant date fair value determined for financial accounting purposes. The aggregate grant date fair values of these awards were determined in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718. The awards for which amounts are shown in this table are the restricted stock awards granted to the named executive officers in October 2017, February 2017, February 2016, February 2015 and October 2015, as further described in the Outstanding Equity Awards at Fiscal Year-End table below. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 14 to our consolidated financial statements, which are included in our annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 27, 2018.

2
For 2017, represents amounts earned under a non-equity incentive award granted to the named executive officer on December 6, 2016 for services rendered in 2017. For 2016, represents amounts earned under a non-equity incentive award granted to the named executive officer on December 3, 2015 for services rendered in 2016. For 2015, represents amounts earned under a non-equity incentive award granted to the named executive officer on December 4, 2014 (or June 1, 2015 in the case of Mr. Coppola) for services rendered in 2015.

3
Amounts in this column represent a positive change in the actuarial present value of each named executive officer's accumulated plan benefit under the Knoll Pension Plan. The benefits were calculated as of the Plan's measurement date of December 31 for 2017, 2016 and 2015. For more information on the Knoll Pension Plan, see "Pension Benefits" below.

4
The compensation committee recommended, and the board of directors approved, a 2017 non-equity incentive payment of $612,000 to Mr. Cogan based on his performance in 2017. See "Compensation Discussion and Analysis" on page 49 for more details on Mr. Cogan's compensation.

5
The compensation committee recommended, and the board of directors approved, an additional $200,000 in compensation to Mr. Cogan over his target incentive plan compensation of $1,000,000 based on his performance in 2016.

6
The compensation committee recommended, and the board of directors approved, an additional $168,000 in incentive compensation to Mr. Cogan over his target incentive plan compensation of $832,000 based on his performance in 2015.

7
These amounts represent our matching, profit sharing and transition contributions to the Knoll, Inc. Retirement Savings Plan for certain named executive officers.

8
The compensation committee approved a 2017 non-equity incentive payment of $180,000 to Mr. Rayfield based on his performance in 2017. See "Compensation Discussion and Analysis" on page 50 for more details on Mr. Rayfield's compensation.

9
The compensation committee awarded an additional $83,000 in compensation to Mr. Spray over his target incentive plan compensation of $342,000 based on his performance in 2016.

10
The compensation committee awarded an additional $32,000 in compensation to Mr. Spray over his target incentive plan compensation of $325,000 based on his performance in 2015.

11
The compensation committee approved a 2017 non-equity incentive payment of $210,000 to Mr. Coppola based on his performance in 2017, which was paid to his estate. See "Compensation Discussion and Analysis" on page 51 for more details on Mr. Coppola's compensation.

12
The compensation committee awarded an additional $83,000 in compensation to Mr. Coppola over his target incentive plan compensation of $342,000 based on his performance in 2016.

13
This amount represents $75,000 in relocation expenses provided to Mr. Coppola under the Knoll Relocation Program, and $12,000 in temporary living expenses reimbursed in connection with Mr. Coppola's move to Pennsylvania. Also includes $13,748 in matching and profit sharing contributions under the Knoll Retirement Savings Plan.

14
The compensation committee awarded $335,000 in compensation to Mr. Coppola based on his performance in 2015, which was the minimum amount guaranteed to Mr. Coppola under the terms of his original offer letter.

15
The compensation committee approved a 2017 non-equity incentive payment of $120,000 to Mr. Pollner based on his performance in 2017. See "Compensation Discussion and Analysis" on page 51 for more details on Mr. Pollner's compensation.

16
The compensation committee approved a 2017 non-equity incentive payment of $150,000 to Mr. Pardo based on his performance in 2017. See "Compensation Discussion and Analysis" on page 52 for more details on Mr. Pardo's compensation.

17
The compensation committee awarded Mr. Pardo an additional $15,000 in compensation to Mr. Pardo over his target incentive plan compensation of $285,000 based on his performance in 2016.

18
These amounts represent a change in the present value of the pension benefit based solely on a change in plan actuarial assumptions and not on account of additional benefit accruals.

19
The compensation committee awarded Mr. Pardo an additional $5,000 in compensation to Mr. Pardo over his target incentive plan compensation of $285,000 based on his performance in 2015.

20
The compensation committee approved a 2017 non-equity incentive payment of $210,000 to Mr. Schutte based on his performance in 2017. See "Compensation Discussion and Analysis" on page 51 for more details on Mr. Schutte's compensation.

21
The compensation committee awarded an additional $50,000 in compensation to Mr. Schutte over his target incentive plan compensation of $250,000 based on his performance in 2016.

 Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during fiscal year 2017.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)		Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		Maximum		All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards[1]

Andrew B. Cogan	12/04/17	1,020,000	[2]	—				—		—
	02/15/17	—		55,000	[3]	68,750	[3]	—		1,043,900
	02/15/17	—						55,000	[4]	1,257,850
Charles W. Rayfield	12/04/17	300,000	[2]	—				—		—
	02/15/17	—		2,500	[3]	3,125	[3]	—		47,451
	02/15/17	—		—				2,500	[4]	57,175
	10/26/17			5,000	[3]	6,250	[3]			110,150
	10/26/17							5,000	[4]	110,150
Craig B. Spray	02/15/17			15,000	[3]	18,750		—		284,700
	02/15/17							15,000	[4]	343,050
Joseph T. Coppola	02/15/17			10,000	[3]	12,500				189,800
	02/15/17							10,000	[4]	228,700
Michael A. Pollner	12/04/17	175,000	[2]							—
	02/15/17			6,000	[3]	7,500				113,880
	02/15/17							6,000	[4]	137,220
Benjamin A. Pardo	12/04/17	307,000	[2]	—				—		—
	02/15/17	—		5,000	[3]	6,250	[3]	—		94,900
	02/15/17	—		—				5,000	[4]	114,350
David L. Schutte	12/04/17	350,000	[2]	—				—		—
	02/15/17	—		7,500	[3]	9,375	[3]	—		142,351
	02/15/17	—		—				7,500	[4]	171,525

1
The aggregate grant date fair values of these awards were determined in accordance with the Financial Accounting Standards Board's Accounting Standards Codification Topic 718. The awards for which amounts are shown in this table are the equity awards granted to the named executive officers in February 2017, as further described in the Outstanding Equity Awards at Fiscal Year-End table below. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 14 to our consolidated financial statements, which are included in our annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 27, 2018.

2
On December 4, 2017, Messrs. Cogan, Rayfield, Pollner, Pardo and Schutte were each granted a non-equity incentive award under our 2018 Incentive Compensation Program, whereby each can qualify for a target incentive payment of one hundred percent (100%) of his base salary (50% in the case of Mr. Pollner). Mr. Cogan's current base salary is $1,020,000, Mr. Rayfield's current base salary is $300,000, Mr. Pollner's current base salary is $350,000, Mr. Pardo's current base salary is $307,000 and Mr. Schutte's current base salary is $350,000. Pursuant to the terms of his employment agreement, Mr. Cogan's annual incentive target must be equal to at least one hundred percent (100%) of his base salary. The incentive payment to each named executive officer will be based on our success in 2018, including our ability to meet our 2018 financial plan; provided, however, the ultimate payment cannot exceed one hundred twenty percent (120%) of the target amount. A description of our annual non-equity incentive compensation program is provided under "Compensation Discussion and Analysis—Annual Non-Equity Incentive Bonuses" above.

3
The awards indicated represent performance-based restricted stock units granted to the named executive officer on February 15, 2017 and October 26, 2017 (in the case of Mr. Rayfield). Fifty percent (50%) of the restricted stock units vest only if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of our Peer Group. Twenty-five percent (25%) of the restricted stock units vest if we achieve $275 million of operating profit over a three-year performance period and an additional twenty-five percent (25%) of the restricted stock units vest if we achieve $325 million of operating profit over a three-year performance period. The restricted stock units may vest earlier on a pro rata basis upon a change in control, death or disability, all as defined in the applicable equity agreements and stock incentive plan. Under the grant our executive officers can receive additional units equal to twenty-five percent of the target unit award if we achieve $425 million of operating profit over the three-year period.

4
The awards indicated represent restricted shares granted to the named executive officer on February 15, 2017 or October 26, 2017, in the case of Mr. Rayfield . These restricted shares cliff vest on the third anniversary of the date of grant (i.e., February 15, 2020 or October 26, 2020), but may vest earlier on a pro rata basis upon a change in control, qualified termination, death or disability, all as defined in the applicable restricted share agreement and stock incentive plan.

 Narrative Disclosure For Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Arrangements with Named Executive Officers

Mr. Cogan serves as our Chief Executive Officer pursuant to an employment agreement dated March 23, 2001, as amended. Effective July 1, 2016, Mr. Cogan's employment agreement provides for a target annual bonus of at least 100% of base salary based upon the attainment of goals set by our board of directors. Effective July 1, 2017, as recommended by our compensation committee and approved by our board of directors, Mr. Cogan's annual base salary was $1,020,000.

The employment agreement for Mr. Cogan expires July 1, 2018 and renews automatically for additional one-year terms each July 1 unless either party gives 60 days notice of his or its intention not to renew. The agreement may be terminated by us at any time, but if so terminated without "cause," or if we fail to renew the agreements, or, if the agreement is terminated by Mr. Cogan following our breach, we must pay Mr. Cogan termination compensation. The termination compensation is an amount equal to 200% of Mr. Cogan's then current base salary, plus the average of the annual bonuses paid to him for the last two completed fiscal years preceding the fiscal year of termination. Mr. Cogan's agreement also contains non-competition, non-solicitation (during the term of the agreement and for two years thereafter) and confidentiality provisions. Mr. Cogan is also entitled to participate in the benefit plans available to our employees generally, including, without limitation, healthcare benefits, the Knoll Retirement Savings Plan and the Knoll Pension Plan. For more detailed information on the severance benefits provided under these agreements, see "Potential Payments upon Termination or Change-in-Control" below.

Effective August 9, 2017 (upon his promotion to Chief Financial Officer), as approved by our compensation committee, Mr. Rayfield's annual base salary was $300,000. On December 4, 2017, our compensation committee granted Mr. Rayfield an incentive award under our 2018 Incentive Compensation Program, whereby he can qualify for a target 2018 non-equity incentive bonus of one hundred percent (100%) of his base salary. Mr. Rayfield is also entitled to participate in the benefit plans available to our employees generally, including, without limitation, healthcare benefits and the Knoll Retirement Savings Plan.

Effective July 1, 2017, as approved by our compensation committee, Mr. Pollner's annual base salary was $300,000 (increased to $350,000 effective January 1, 2018 in connection with his promotion). On December 4, 2017, our compensation committee granted Mr. Pollner an incentive award under our 2018 Incentive Compensation Program, whereby he can qualify for a target 2018 non-equity incentive bonus of fifty percent (50%) of his base salary. Mr. Pollner is also entitled to participate in the benefit plans available to our employees generally, including, without limitation, healthcare benefits and the Knoll Retirement Savings Plan.

Effective July 1, 2017, as approved by our compensation committee, Mr. Pardo's base salary was $307,000. On December 4, 2017, our compensation committee granted Mr. Pardo an incentive award under our 2018 Incentive Compensation Program, whereby he can qualify for a target 2018 non-equity incentive bonus of one hundred percent (100%) of his base salary. Mr. Pardo is also entitled to participate in the benefit plans available to our employees generally, including, without limitation, healthcare benefits, and the Knoll Retirement Savings Plan.

Effective July 1, 2017, as approved by our compensation committee, Mr. Schutte's base salary was $350,000. On December 4, 2017, our compensation committee granted Mr. Schutte an incentive award under our 2018 Incentive Compensation Program, whereby he can qualify for a target 2018 non-equity incentive bonus of one hundred percent (100%) of his base salary. Mr. Schutte is also entitled to participate in the benefit plans available to our employees generally, including, without limitation, healthcare benefits, and the Knoll Retirement Savings Plan.

Change-in-Control Provisions and Pension Benefits

Certain restricted stock and unit agreements applicable to our named executive officers provide that upon a change-in-control (as defined therein) of our company, a pro rata portion of the outstanding restricted shares and stock units will become vested. The pro rata portion of the restricted shares is calculated based on multiplying the total number of restricted shares times a fraction the numerator of which is the number of whole months that have elapsed since the grant date and the denominator of which is the total number of months over which the grant vests, less any shares which previously vested. Beginning in mid-2016, our compensation committee modified our equity award agreements to provide for "double-trigger" vesting in the event of a change-in-control, meaning that the outstanding restricted shares and stock units will only vest upon a change-in-control if there is a termination of employment within 12 months after the change-in-control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2017.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]

Andrew B. Cogan	4/23/2014	200,000	[2]	4,608,000
	2/9/2015	40,000	[3]	921,600
	2/17/2016	55,000	[3]	1,267,200
	2/15/2017	55,000	[3]	1,267,200
	2/9/2015				40,000	[6]	921,600
	2/17/2016				55,000	[7]	1,267,200
	2/15/2017				55,000	[8]	1,267,200
Charles W. Rayfield	2/17/2016	5,000	[3]	115,200
	2/15/2017	2,500	[3]	57,600
	10/26/2017	5,000	[3]	115,200
	2/17/2016				5,000	[7]	115,200
	2/15/2017				2,500	[8]	57,600
	10/26/2017				5,000	[8]	115,200
Craig B. Spray[4]	—	—		—	—		—
Joseph T. Coppola[5]	—	—		—	—		—
Michael A. Pollner	2/9/2015	5,000	[3]	115,200
	2/17/2016	5,000	[3]	115,200
	2/15/2017	6,000	[3]	138,240
	2/9/2015				5,000	[6]	115,200
	2/17/2016				5,000	[7]	115,200
	2/15/2017				6,000	[8]	138,240
Benjamin A. Pardo	2/9/2015	5,000	[3]	115,200
	2/17/2016	5,000	[3]	115,200
	2/15/2017	5,000	[3]	115,200
	2/9/2015				5,000	[6]	115,200
	2/17/2016				5,000	[7]	115,200
	2/15/2017				5,000	[8]	115,200
David L. Schutte	2/9/2015	5,000	[3]	115,200
	2/17/2016	5,000	[3]	115,200
	2/15/2017	7,500	[3]	172,800
	2/9/2015				5,000	[6]	115,200
	2/17/2016				5,000	[7]	115,200
	2/15/2017				7,500	[8]	172,800

1
Calculated based upon the closing price of our common stock on December 29, 2017, which was $23.04 per share.

2
The awards indicated represent restricted shares granted to the named executive officer on the date indicated. These restricted shares cliff vest, based on continuous employment, on the fourth anniversary of the date of grant (i.e., April 23, 2018).

3
The awards indicated represent restricted shares granted to the named executive officer on the date indicated. These restricted shares cliff vest, based on continuous employment, on the third anniversary of the date of grant.

4
All of Mr. Spray's outstanding equity awards were forfeited upon his resignation from Knoll, effective June 23, 2017.

5
All of Mr. Coppola's outstanding equity awards vested on a pro-rata basis on December 27, 2018, the date of his death.

6
The awards indicated represent performance-based restricted stock units granted to the named executive officer on February 9, 2015. Fifty percent (50%) of the restricted stock units vest only if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of our Peer Group. Twenty-five percent (25%) of the restricted stock units vest if we achieve $225 million of operating profit over a three-year performance period and an additional twenty-five percent (25%) of the restricted stock units vest if we achieve $255 million of operating profit over a three-year performance period.

7
The awards indicated represent performance-based restricted stock units granted to the named executive officer on February 17, 2016. Fifty percent (50%) of the restricted stock units vest only if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of our Peer Group. Twenty-five percent (25%) of the restricted stock units vest if we achieve $250 million of operating profit over a three-year performance period and an additional twenty-five percent (25%) of the restricted stock units vest if we achieve $275 million of operating profit over a three-year performance period. An additional twenty-five percent (25%) of the restricted stock units vest if we achieve our "stretch" goal of $375 million of operating profit, for a maximum of 125% of the award.

8
The awards indicated represent performance-based restricted stock units granted to the named executive officer on February 15, 2017. Fifty percent (50%) of the restricted stock units vest only if the total shareholder return of Knoll stock over a three-year performance period exceeds the median total shareholder return of our Peer Group. Twenty-five percent (25%) of the restricted stock units vest if we achieve $275 million of operating profit over a three-year performance period and an additional twenty-five percent (25%) of the restricted stock units vest if we achieve $325 million of operating profit over a three-year performance period. An additional twenty-five percent (25%) of the restricted stock units vest if we achieve our "stretch" goal of $425 million of operating profit, for a maximum of 125% of the award.

Option Exercises and Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)[1]

Andrew B. Cogan	320,000	[2]	7,704,000
Charles W. Rayfield	—		—
Craig B. Spray	—		—
Joseph T. Coppola	17,222	[3]	804,683
Benjamin A. Pardo	15,000	[4]	393,750
Michael A. Pollner	15,000	[4]	393,750
David L. Schutte	39,293	[4]	1,031,441

1
Calculated using the closing price the trading day before the applicable vesting dates: February 9, 2017 ($26.25 per share), February 20, 2017 ($22.77 per share) and December 27, 2017 ($22.90 per share).

2
These amounts reflect shares which vested on February 10, 2017 and February 21, 2017.

3
Reflects the pro rata vesting which occurred effective December 27, 2017, upon Mr. Coppola's death.

4
These amounts reflect shares which vested on February 10, 2017.

 Pension Benefits

The Knoll Pension Plan was frozen for all participants, effective January 1, 2016. Messrs. Cogan, Pollner, Pardo and Schutte are the only executive officers who still participate; however, they have ceased to accrue additional benefits. The present value of the accumulated benefits for each of the named executive officers shown in the table below reflects the current value of the benefits earned under the Knoll Pension Plan as of December 31, 2017, the measurement date used for financial statement reporting purposes with respect to our audited financial statements for fiscal year 2017.

In making the calculations below, we assumed that the retirement age for each named executive officer will be the normal retirement age as defined in the plan. The pension benefits that form the basis for the present values of the accumulated benefits shown are calculated using the executive's career compensation, which is defined in the plan as the sum of the executive's compensation earned for each calendar year starting with the later of the date of hire or March 1, 1996. Annual compensation under the plan is limited to certain dollar amounts set each year by applicable U.S. law.

The present values of the pension benefits in the table below are determined using the assumptions we use for financial reporting purposes as of December 31, 2017 (based on a measurement date of December 31, 2017). Please see Note 10 entitled "Pension and Other Postretirement Benefits" in the notes to our audited financial statements included in our 2017 annual report on Form 10-K for a discussion of these assumptions.

2017 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)[1]	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Andrew B. Cogan	Knoll Pension Plan	20	$603,471	—
Benjamin A. Pardo	Knoll Pension Plan	6	$212,225	—
Michael A. Pollner	Knoll Pension Plan	6	$119,931	—
David L. Schutte	Knoll Pension Plan	8	$227,731	—

1
Amounts in this column are calculated as of the Pension Plan's measurement date ending on December 31, 2017. Amounts in this column assume that benefits are paid in the form of an annuity during the executive's lifetime. The number of years of credited service under the Knoll Pension Plan differs from the named executive officers' actual service for Knoll because the Knoll Pension Plan was established on March 1, 1996 and Mr. Cogan began working at Knoll prior to such date.

Potential Payments Upon Termination or Change in Control

Severance Under Employment Agreement

        Mr. Cogan is entitled to severance benefits under his employment agreement. The agreement may be terminated by us at any time, but if so terminated without "cause," or if we fail to renew the agreement, we must pay termination compensation. We also must pay termination compensation to Mr. Cogan in the event he terminates his employment agreement on account of our breach. The termination compensation is an amount equal to (i) 200% of his then current base salary, plus (ii) the average of the annual bonuses paid to him for the last two completed fiscal years proceeding the fiscal year of termination. If the termination is without "cause," or if we fail to renew the agreement, Mr. Cogan is also generally entitled to continued coverage under our health, disability and medical benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act ("COBRA"), with the company reimbursing Mr. Cogan for the portion of the premium then paid by the company at the time of termination until the earlier of such time (i) Mr. Cogan obtains alternate employment pursuant to which he is covered by a group health plan, or (ii) Mr. Cogan is no longer eligible for COBRA.

        The severance benefits to Mr. Cogan under his employment agreement are triggered upon any of the following events:

  •
  termination by the company (other than for cause, death or disability);

  •
  failure by the company to renew Mr. Cogan's agreement; or

  •
  termination by Mr. Cogan following a material breach by the company under the agreement.

        Cause is defined in Mr. Cogan's agreement as (i) the substantial and continued failure of the executive to perform material duties reasonably required of executive by the board of directors for a period of not less than 30 consecutive days after receiving written notice, (ii) conduct substantially disloyal to us, which conduct is identified in reasonable detail by written notice and which conduct, if susceptible of cure, is not remedied by executive within 30 days of executive's receipt of such notice, (iii) any act of fraud, embezzlement or misappropriation against us, or (iv) the conviction of executive of a felony.

        Mr. Cogan's employment agreement contains non-competition and non-solicitation provisions covering the term of the agreement and two years thereafter.

        Mr. Schutte is entitled to a severance benefit under the terms of his offer letter. If Mr. Schutte is terminated by Knoll without "Cause", Mr. Schutte is entitled to 12 months of his base salary. Cause is defined as (i) failure, neglect, or refusal of the executive to perform his duties which failure, neglect or refusal is not corrected within 30 days of his receipt of written notice from the company of such failure, neglect or refusal, (ii) conduct that has the effect of injuring the reputation or business of the company or its affiliates, as determined by the company; (iii) continued or repeated absence from the company, unless such absence is approved or excused; (iv) use of illegal drugs or repeated drunkenness; (v) conviction for the commission a felony; or (vi) the executive's commission of an act of fraud or embezzlement against the company or any of its employees, customers or suppliers.

        Our other named executive officers do not have formal employment agreements or contractual severance benefits.

Severance Pay Plan

        Our severance pay plan generally applies to all of our regular full-time or part-time U.S. employees, including our named executive officers (excluding Mr. Cogan and Mr. Schutte), who are not covered by a collective bargaining agreement, unless such agreement calls for participation in the plan. The amount of the severance pay is equal to one week of pay per completed year of service, subject to a minimum of 4 weeks' pay and a maximum of 26 weeks' pay. In general, the severance pay plan provides for severance payments to eligible employees if their employment is involuntarily severed for business or economic reasons, such as due to a reduction in force on account of weak sales volume. This makes it unlikely to apply to our named executive officers and, because of this, we have omitted it from the section entitled "Potential Post-Retirement Payments to Named Executive Officers As of December 31, 2017". The severance pay plan does not cover retirements, terminations for disability or terminations for misconduct (as defined in the plan). It also does not cover terminations in connection with the sale of all or part of us or a subsidiary or other business combination involving us or a subsidiary where (i) the employee is offered a position of comparable pay and responsibility by the purchasing or surviving business (and not required to commute more than 35 miles further) or (ii) the employee accepts employment in any position with the purchasing or surviving business.

Pension Benefits

The Knoll Pension Plan, a noncontributory defined benefit plan, was frozen to all participants, effective January 1, 2016. Mr. Cogan, Mr. Pollner, Mr. Pardo and Mr. Schutte are the only executive officers who participate in this plan, however, they are no longer accruing additional pension benefits. As of December 31, 2017, the estimated annual benefits payable upon normal retirement for each of our eligible named executive officers is as follows: Mr. Cogan ($65,100); Mr. Pollner ($20,296); Mr. Pardo ($24,644) and Mr. Schutte ($27,580).

Change-in-Control Provisions

Our restricted stock agreements provide for accelerated vesting upon a change-in-control (as defined therein). For grants made in early 2016 and earlier, the vesting is pro rata and calculated based on multiplying the total number of restricted shares times a fraction the numerator of which is the number of whole months that have elapsed since the grant date and the denominator of which is the total number of months over which the grant vests. Commencing with our grants made in August 2016, we have implemented "double-trigger" change-in-control provisions, whereby our restricted shares and restricted stock units fully vest upon a change-in-control but only if there is a termination of employment within one year following the change-in-control.

Potential Post-Retirement Payments to Named Executive Officers As of December 31, 2017

Set forth below are the estimated benefits that would be payable to each named executive officer (excluding Messrs. Coppola and Spray whose employment ended during 2017) upon various termination of employment and change-in-control triggering events, assuming such events occurred on December 31, 2017. Actual amounts can only be determined upon the actual triggering event.

Andrew B. Cogan.

        If Mr. Cogan's employment was terminated on December 31, 2017 in a manner that triggered the severance payments under his employment agreement, he would be entitled to $3,140,000, which represents 200% of his base salary of $1,020,000 as of December 31, 2017, and the average of the bonuses paid to him for 2016 and 2015 ($1,200,000 and $1,000,000, respectively). If Mr. Cogan was terminated for cause or disability, he would not be entitled to benefits under the severance provisions of his employment agreement. If Mr. Cogan's termination was without "Cause", he would also be entitled to continued coverage under our health, disability and medical benefits pursuant to COBRA, with the company reimbursing Mr. Cogan for the portion of the premium then paid by the company at the time of termination, until such time (i) Mr. Cogan obtains alternate employment pursuant to which he is covered by a group health plan, or (ii) the date Mr. Cogan is no longer eligible for COBRRA coverage.

        If the termination was in connection with a change-in-control that triggered the accelerated vesting of Mr. Cogan's equity awards, he would also be entitled to pro rata vesting of 356,667 shares of restricted stock and stock units. As of December 31, 2017, these restricted shares and stock units had a value of $8,217,608 based on a closing price of $23.04 on December 29, 2017. Mr. Cogan also would be entitled to early retirement benefits under the Knoll Pension Plan of $19,856 per year.

Charles W. Rayfield

        Mr. Rayfield would not be entitled to any contractual severance pay upon a termination of employment on December 31, 2017.

        If Mr. Rayfield's employment was terminated as of December 31, 2017 in connection with a change-in-control that triggered the accelerated vesting of Mr. Rayfield's equity awards, he would be entitled to pro rata vesting of 8,056 shares of restricted stock and stock units. As of December 31, 2017, these restricted shares had a value of $185,610, based on a closing price of $23.04 on December 29, 2017.

Michael A. Pollner

        Mr. Pollner would not be entitled to any contractual severance pay upon a termination of employment on December 31, 2017.

        If Mr. Pollner's employment was terminated as of December 31, 2017 in connection with a change-in-control that triggered the accelerated vesting of Mr. Pollner's equity awards, he would be entitled to pro rata vesting of 18,888 shares of restricted stock and stock units. As of December 31, 2017, these restricted shares and stock units had a value of $435,180, based on a closing price of $23.04 on December 29, 2017.

Benjamin A. Pardo.

        Mr. Pardo would not be entitled to any contractual severance pay upon a termination of employment on December 31, 2017; however, he would be entitled to early retirement benefits under the Knoll Pension Plan of $8,625 per year.

        If Mr. Pardo's employment was terminated as of December 31, 2017 in connection with a change-in-control that triggered the accelerated vesting of Mr. Pardo's equity awards, he would be entitled to pro rata vesting of 18,333 shares of restricted stock and stock units. As of December 31, 2017, these restricted shares and stock units had a value of $422,392, based on a closing price of $23.04 on December 29, 2017.

David L. Schutte.

        If Mr. Schutte's employment was terminated on December 31, 2017 in a manner that triggered the severance payments under his offer letter, he would be entitled to $350,000, which represents 12 months of his base salary as of December 31, 2017. If Mr. Schutte was terminated for cause, he would not be entitled to benefits under the severance provisions of his offer letter.

        If Mr. Schutte's employment was terminated as of December 31, 2017 in connection with a change-in-control that triggered the accelerated vesting of Mr. Schutte's equity awards, he would be entitled to pro rata vesting of 19,722 shares of restricted stock and stock units. As of December 31, 2017, these restricted shares had a value of $454,395, based on a closing price of $23.04 on December 29, 2017.

PAY RATIO DISCLOSURE

In August 2015, pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the Securities and Exchange Commission adopted a rule requiring the annual disclosure of the ratio of the median of the annual total compensation of all employees (other than the Chief Executive Officer) to the annual total compensation of the Chief Executive Officer. The median of the annual total compensation of our employees (other than the Chief Executive Officer) for 2017 was $57,357. As disclosed in the Summary Compensation Table appearing on page 55, our Chief Executive Officer's annual total compensation for 2017 was $4,004,915. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 69.8 to 1.

In determining the median of the annual total compensation of all employees (other than the Chief Executive Officer), a listing was prepared of all employees as of October 1, 2017, as well as their year-to-date gross cash compensation, which was consistently applied to all employees included in the list. Employees on leave of absence were excluded to the extent they received no cash compensation in 2017, and wages and salaries for new employees in North America were adjusted on a pro-rata basis to reflect nine (9) complete months of service. The value of our medical benefits was excluded, given that all employees, including the Chief Executive Officer, are offered the same medical benefits. The median employee was selected from the list. Once the median employee was identified, all of the elements of such employee's compensations for 2017 was combined in accordance with Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $57,357. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies. This information is being provided for compliance purposes. Neither the Compensation Committee nor the management of the Company used the pay ratio measure in making compensation decisions.

TRANSACTIONS WITH RELATED PERSONS

We recognize that transactions with our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than our best interests and the best interests of our stockholders. Our code of ethics, which is available on our website at www.knoll.com, contains provisions prohibiting certain conflicts of interest, unless such conflicts are disclosed to us and waived in accordance with the waiver provisions of our code of ethics. Conflicts involving our directors or executive officers must be reviewed and waived by our audit committee. In addition, our audit committee charter requires that the audit committee approve all related party transactions entered into with any of our directors or executive officers. Our board has also adopted a written policy regarding related person transactions which supplements our audit committee charter and code of ethics by establishing additional procedures for monitoring, reviewing and, if appropriate, approving or ratifying, these types of transactions. The policy covers any "related person transaction," as defined under SEC rules, which generally includes a transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries, was, is or will be a participant and in which a "related person" has a material direct or indirect interest. "Related persons" includes directors and executive offers, and their immediate family members, and stockholders owning five percent (5%) or more of the Company's outstanding stock. Under the policy, related person transactions must be submitted to the company's legal department and approved or ratified by the company's audit committee or audit committee chair.

Restricted Stock-Tax Withholding

On each of February 10, 2017, April 23, 2017 and December 27, 2017, restricted stock awarded to certain of our named executive officers vested. In connection with these vestings, we withheld vested shares with an aggregate value of $5,979,937 (based on the closing price of our common stock on the trading day prior to the applicable vesting) to cover the statutory tax obligations of the named executive officers. For more information on these vestings, see "Option Exercises and Stock Vested" on page 61 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and officers, as well as any person holding more than 10% of our outstanding common stock, are required to report equity ownership and changes in equity ownership with the Securities and Exchange Commission, pursuant to Section 16 of the Exchange Act. Our records reflect that all reports that were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that a single Form 4 filed by Charles Rayfield reporting a grant of restricted stock and restricted stock units, a single Form 4 filed by Scott Cameron reporting a grant of restricted stock and restricted stock units, the initial Form 3 filed by Daniel W. Dienst and the initial Form 3 filed by Scott Cameron were not filed on a timely basis.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We have elected to furnish our proxy statement and annual report to certain of our stockholders over the Internet pursuant to United States Securities and Exchange Commission (SEC) rules, which allows us to reduce costs associated with the 2018 annual meeting of stockholders. On or about March 29, 2018, we will mail to certain of our stockholders a notice of Internet availability of proxy materials containing instructions regarding how to access our proxy statement and annual report online (the eProxy Notice). The eProxy Notice contains instructions regarding how you can elect to receive printed copies of the proxy statement and annual report. All other stockholders will receive printed copies of the proxy statement and annual report, which will also be mailed to such stockholders on or about March 29, 2018.

We sent you this proxy statement because our board of directors is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares via the Internet or by marking, signing, dating and returning a proxy card. If you hold your shares through a broker you may also be able to vote your shares through such broker either via the Internet or by telephone. Please contact your broker directly for details regarding these voting options.

Only stockholders who owned our common stock at the close of business on March 15, 2018, the record date, are entitled to vote at the Annual Meeting. On the record date, there were 48,605,366 shares of our common stock outstanding, including 47,710,072 shares of stock entitled to vote and 895,294 shares of restricted stock that are not entitled to vote. Our common stock is our only class of voting stock. We are also sending along with this proxy statement our 2017 annual report, which includes our financial statements for the fiscal year ended December 31, 2017.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

Why Did I Receive an eProxy Notice of Internet Availability of Proxy Materials?

The SEC permits us to electronically distribute proxy materials to stockholders. We have elected to provide access to our proxy materials and annual report to certain of our stockholders on the Internet instead of mailing the full set of printed proxy materials. On or about March 29, 2018, we will mail to certain of our stockholders an eProxy Notice containing instructions regarding how to access our proxy statement and annual report and how to vote online. If you received an eProxy Notice by mail, you will not receive printed copies of the proxy materials and annual report in the mail unless you request them. Instead, the eProxy Notice instructs you how to access and review all of the important information contained in the proxy statement and annual report. The eProxy Notice also instructs you how you may submit your proxy over the Internet. If you received an eProxy Notice by mail and would like to receive a printed copy of our proxy materials and annual report, you should follow the instructions for requesting such materials included in the eProxy Notice.

How Do I Vote?

You may vote via the Internet by going to the website www.envisionreports.com/KNL and following the instructions outlined on the website or via the telephone by calling 1-800-652-VOTE and following the recorded instructions. If you request paper copies of the proxy materials, you can also vote by signing and mailing your proxy card. If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxyholder will vote your shares as recommended by our board of directors. Proxy cards must be received prior to the time of the vote in order for the shares represented by the proxy card to be voted. If you hold your shares through a broker or financial institution, you should contact your broker or financial institution to determine how you may vote your shares.

If you hold your shares through a broker, it is important that you cast your vote if you want it to count in the election of directors (Proposal 1), the approval of the Knoll, Inc. 2018 Stock Incentive Plan (Proposal 2) and the advisory vote on executive compensation (Proposal 4). Your broker is not permitted to vote your uninstructed shares in the election of directors or executive compensation matters on a discretionary basis. Thus, if you hold your shares through a broker and you do not instruct your broker how to vote for Proposal 1 (the election of directors), Proposal 2 (the approval of the Knoll, Inc. 2018 Stock Incentive Plan) or Proposal 4 (the advisory vote on executive compensation), no votes will be cast on your behalf with respect to those matters. Your broker may vote your uninstructed shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm on a discretionary basis.

If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted will be superseded by the vote that you cast at the Annual Meeting.

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 15, 2018, the record date for voting. The Annual Meeting will be held at 9:00 a.m. Eastern Time on May 8, 2018 at our offices at 1330 Avenue of the Americas, 2nd Floor, New York, New York 10019. When you arrive at the venue, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of the following ways:

•
You may send in another proxy via the mail or the Internet with a later date;

•
You may notify our Secretary in writing (at Knoll, Inc., c/o Corporate Secretary, 1235 Water Street, East Greenville, Pennsylvania 18041) before the Annual Meeting that you have revoked your proxy; or

•
You may vote in person at the Annual Meeting.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting, in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal?

Proposal 1: Election of Directors	The three nominees for director who receive the most votes (also known as a "plurality" of the votes) will be elected. However, under our Director Resignation Policy contained in our Corporate Governance Guidelines, any director receiving a greater number of votes "withheld" from his or her election than votes "for" such election shall promptly tender an offer of resignation for consideration by our nominating and corporate governance committee and our board of directors.
Proposal 2: Approval of the Knoll, Inc. 2018 Stock Incentive Plan
The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote on the proposal is required to approve the Knoll, Inc. 2018 Stock Incentive Plan. Additionally, under the NYSE approval requirements, the proposal must be approved by a majority of the votes cast and the total votes cast must represent over 50% in interest of all securities entitled to vote on the proposal.
Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the selection of our independent registered public accounting firm.
Proposal 4: Advisory Vote to Approve Executive Compensation
The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote on the proposal is required to approve, on an advisory basis, the executive compensation described in this proxy statement.

What is the Effect of Broker Non-Votes and Abstentions?

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Broker Non-Votes: Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares. Your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm should be treated as a routine matter. The election of directors (Proposal 1), the approval of the Knoll, Inc. 2018 Stock Incentive Plan (Proposal 2) and the advisory vote to approve executive compensation (Proposal 4) are not considered routine matters and, consequently, without your voting instructions, your brokerage firm cannot vote your shares. Broker non-votes will not count as votes against any matter at the annual meeting.

•
Abstentions: Because abstentions are treated as shares present or represented and entitled to vote at the Annual Meeting, abstentions with respect to Proposal 2, Proposal 3 and Proposal 4 will have the same effect as votes against the proposal. However, abstentions will have no effect on the outcome of Proposal 1, the vote to elect the three nominees for director.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Solicitation of proxies will be made principally through the mails, but our officers and employees may also solicit proxies in person or by telephone, fax or email. We will pay these employees and officers no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the common stock and to obtain authority to execute proxies. Upon request, we will then reimburse them for their reasonable expenses.

Who Will Tabulate the Votes?

Votes cast by proxy or in person will be counted by the persons appointed by us to act as election inspectors for the meeting.

Where Do I Find the Voting Results of the Meeting?

We will announce the preliminary voting results at the meeting and provide the final results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

OTHER MATTERS

Householding of Annual Disclosure Documents

To reduce the expenses of delivering duplicate materials to our stockholders, we are relying on a rule of the Securities and Exchange Commission (the "SEC") that allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of our annual disclosure documents this year, but you would prefer to receive your own copy, please contact us by writing to Knoll, Inc., c/o Corporate Secretary, 1235 Water Street, East Greenville, Pennsylvania 18041, or calling our Investor Relations department at 215-679-7991 and we will promptly send you a copy of our annual disclosure documents.

If you do not wish to participate in "householding" and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

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If your shares are registered in your own name, please contact us by writing to Knoll, Inc., c/o Corporate Secretary, 1235 Water Street, East Greenville, Pennsylvania 18041, or calling our Investor Relations department at 215-679-7991, and inform us accordingly.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request.

Stockholder Proposals and Nominations for Directors

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2019, your proposal must be received no later than November 29, 2018 pursuant to Rule 14a-8 of the Exchange Act. Any such proposal must comply with the proxy rules under the Exchange Act, including Rule 14a-8.

To be considered for presentation at the Annual Meeting of Stockholders to be held in 2019, although not included in the proxy statement, proposals, including stockholder nominations of candidates for directors, must be made using the procedures set forth in our by-laws and received not less than 90 days nor more than 120 days before the first anniversary of the date of the 2018 Annual Meeting. As a result, any proposal given by a stockholder pursuant to the provisions of our by-laws (other than pursuant to Rule 14a-8) must be received no earlier than January 8, 2019 and no later than February 7, 2019. However, if the date of the 2019 Annual Meeting occurs more than 30 days earlier or more than 60 days after May 8, 2019, notice by the stockholder of a proposal must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior the date of such annual meeting, the 10th day following the day on which we first make a public announcement of the date of the annual meeting.

If we do not receive notice by these dates, or if we meet certain other requirements under SEC rules, the persons named as proxies in the proxy materials relating to that meeting may use their discretion in voting the proxies when these matters are raised at the meeting. Stockholder proposals must include the specified information concerning the proposal or nominee as described in our by-laws. All stockholder proposals should be marked for the attention of our Corporate Secretary at Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania 18041.

Matters for the Annual Meeting

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

By Order of the Board of Directors

Michael A. Pollner Senior Vice President, General Counsel and Secretary
East Greenville, Pennsylvania March 29, 2018

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on our website at www.knoll.com and is available in paper form to beneficial owners of our common stock without charge upon written request to our Corporate Secretary at Knoll, Inc., 1235 Water Street, East Greenville, Pennsylvania 18041.

Exhibit A — Reconciliation of Non-GAAP Financial Measures

We use certain non-GAAP financial measures in this proxy statement. A "non-GAAP" financial measure is a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We present Non-GAAP financial measures because we consider them to be important supplemental measures of our performance and believe them to be useful to display ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance. Pursuant to applicable reporting requirements, the company has provided reconciliations below of non-GAAP financial measures to the most directly comparable GAAP measure.

The non-GAAP financial measures presented within this proxy statement are Adjusted Diluted Earnings Per Share and Adjusted EBITDA. These non-GAAP financial measures are not indicators of our financial performance under GAAP and should not be considered as an alternative to the applicable GAAP measure. These non-GAAP financial measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating these non-GAAP financial measures, you should be aware that in the future we may incur expenses similar to the adjustments in this proxy statement. Our presentation of these non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items.

The following table reconciles Adjusted Earnings Per Share — Diluted to GAAP Earnings Per Share — Diluted for the periods indicated:

	Years Ended December 31,

	2014	2015	2016	2017

Earnings per Share — Diluted	$0.97	$1.36	$1.68	$1.63
Add back:
Intangible asset impairment charge	—	0.22	—	0.33
Pension settlement and OPEB curtailment	0.14	—	—	0.04
Restructuring charges	0.03	0.02	—	0.04
Seating product discontinuation charge	—	0.02	—	—
Acquisition expenses	—	—	—	0.01
Less:
Tax effect on non-GAAP adjustments	0.05	0.09		0.13
Tax Reform impact	—	—	—	0.54

Adjusted Earnings per Share — Diluted	$1.09	$1.52	$1.68	$1.38

The following table reconcilies Adjusted EBITDA to GAAP Net Earnings for the periods indicated:

	Years Ended December 31,

	2014	2015	2016	2017

Net Earnings ($mm)	$46.6	$66.0	$82.1	$80.2
Add back:
Income tax (benefit) expense	29.2	37.5	45.4	(1.6)
Interest expense	7.4	6.9	5.4	7.5
Depreciation and amortization	19.3	20.5	22.4	26.1

EBITDA	$102.5	$130.9	$155.3	$112.2
Add back:
Non-cash items and other[1]	11.9	12.5	13.4	32.3

Adjusted EBITDA	$114.4	$143.4	$168.7	$144.5

Net Sales ($mm)	$1,050.3	$1,104.4	$1,164.3	$1,132.9
Adjusted EBITDA %	10.9%	13.0%	14.5%	12.8%

Exhibit B — Knoll, Inc, 2018 Stock Incentive Plan

KNOLL, INC.
2018 STOCK INCENTIVE PLAN
Effective as of February 6, 2018

ARTICLE 1
PURPOSE

1.1    GENERAL.    The purpose of the Knoll, Inc. 2018 Stock Incentive Plan (the "Plan") is to promote the success and enhance the value of Knoll, Inc. (the "Company") by linking the personal interests of employees, officers and directors of the Company to those of Company shareowners and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2
DEFINITIONS

2.1    DEFINITIONS.    As used in this plan, the following words and phrases shall have the following meanings:

  "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents, or any other right or interest relating to Stock or cash, made to an Eligible Participant under the Plan.

  "Award Agreement" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

  "Award Date" of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process.

  "Board" means the Board of Directors of the Company.

  "Change in Control" For purposes of this Plan, (i) if there is an employment agreement or a change in control agreement between the participant and the Company or any of its Subsidiaries in effect, "Change in Control" shall have the same definition as the definition of "Change in Control" contained in such employment agreement or change in control agreement (unless the amount involved is subject to Section 409A of the Code and such definition does not comply with Section 409A(2)(c)(v) of the Code), or (ii) if "Change in Control" is not defined in such employment agreement or change in control agreement (or the amount involved is subject to Section 409A of the Code and such definition does not comply with Section 409A(2)(c)(v) of the Code), or if there is no employment agreement or change in control agreement between the participant and the Company or any of its Subsidiaries in effect, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

    (i)
    any person or other entity (other than any of the Company's Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock");

    (ii)
    the Company consummates the sale of all or substantially all of the property or assets of the Company;

    (iii)
    the Company consummates a consolidation or merger of the Company with another corporation (other than with any of the Company's Subsidiaries), and as a result, the stockholders of the Company immediately before the occurrence of the consolidation or merger own, in the aggregate, not more than 50% of the Voting Stock of the surviving entity; or

    (iv)
    a change in the Company's Board occurs with the result that, within any 12-month period, the members of the Board as of the beginning of such period (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by at least a majority of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

  This definition shall be interpreted and applied as necessary to avoid imposition of the taxes and interest under Section 409A of the Code. Additionally, no Change in Control will be deemed to have occurred under clause (i), (ii) or (iii) if, subsequent to such time as a Change in Control would otherwise be deemed to have occurred, a majority of the Board in office prior to such Change in Control determines otherwise.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

  "Committee" means the Compensation Committee of the Board.

  "Company" means Knoll, Inc., a Delaware corporation, and its successors.

  "Continuous Service" means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Subsidiary, as applicable; Continuous Service will not be interrupted under any of the following cases:

    (i)    a Participant transfers employment, without interruption, between the Company and an Subsidiary or between Subsidiaries,

    (ii)    in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Subsidiary, but only if the Committee determines before the transaction closes that it will not result in an interruption of service; or

    (iii)   the Participant is granted an unpaid leave of absence authorized in writing by the Company prior to its commencement that does not exceed twelve months. The Committee has final and conclusive authority to determine whether any other leave of absence constitutes a termination of Continuous Service. Any other leave of absence granted to a Participant must constitute a "bona fide leave of absence" under Treas. Reg. Section 1.409A-1(h) if the Participant's Award is subject to Code Section 409A.

  "Covered Person" means the named executive officers for purposes of the Company's annual proxy statement in a given year.

  "Disability" means, except as otherwise determined pursuant to an Award Agreement, a condition for which the Participant becomes eligible for a disability benefit under the long term disability insurance policy issued to the Company, or under any other long term disability plan which hereafter may be maintained by the Company, whether or not the Participant is covered by such plan. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

  "Dividend Equivalent" means a right granted to a Participant under Article 12.

  "Effective Date" has the meaning assigned such term in Section 3.1.

  "Eligible Participant" means an employee, officer, consultant or director of the Company or any Subsidiary.

  "Exchange" means the New York Stock Exchange, or if the Stock is no longer listed on the New York Stock Exchange, any national securities exchange on which the Stock may from time to time be listed.

  "Fair Market Value," means (i) the closing price of the Stock on the date of calculation (or on the last preceding trading date if the Stock was not traded on such date) if the Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Stock is not readily tradeable, the amount determined by the Committee in a manner consistent with Section 409A of the Code, or, in the case of Shares underlying Incentive Stock Options, the amount determined by the Committee in a manner consistent with Section 422 of the Code.

  "Full-Value Award" means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

  "Incentive Stock Option" means a mean any Option, or portion thereof, awarded to a Participant which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

  "Independent Directors" means those members of the Board who qualify at any given time as an "independent" director under the applicable rules of the Exchange, and as a "non-employee" director under Rule 16b-3 of the 1934 Act.

  "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or a Subsidiary.

  "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.

  "Participant" means an individual to whom an Award has been made under the Plan.

  "Performance Award" means any award made under the Plan pursuant to Article 10.

  "Plan" means The Knoll, Inc. 2018 Stock Incentive Plan, as amended from time to time.

  "Restricted Stock" means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

  "Restricted Stock Unit" means the right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash subject to 14.2) in the future, which right is subject to certain restrictions and to risk of forfeiture.

  "Retirement" means a termination of employment upon reaching age 65, or as otherwise set forth in an Award Agreement.

  "Shares" means shares of the Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 15), the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

  "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

  "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

  "Subsidiary" means any corporation, limited liability company, partnership or other entity, of which 50% or more of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

  "Substitute Award" means an Award under Section 14.9 of the Plan.

  "1933 Act" means the Securities Act of 1933, as amended from time to time.

  "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

3.1    EFFECTIVE DATE.    The Plan was adopted by the Board on February 6, 2018, but shall only be effective upon the approval of the Plan by the Company's shareowners within 12 months after the Plan's adoption by the Board (the "Effective Date").

3.2    TERMINATION OF PLAN.    Unless earlier terminated as provided herein, the Plan shall continue in effect until the 10th anniversary of the Effective Date, or if the shareowners approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4
ADMINISTRATION

4.1    COMMITTEE.    The Plan shall be administered by the Committee. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member fails to qualify as an Independent Director or fails to abstain from such action shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan.

4.2    ACTION AND INTERPRETATIONS BY THE COMMITTEE.    The Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee's interpretation of the Plan, any Awards made under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3    AUTHORITY OF COMMITTEE.    Except as provided in Section 4.1 and 4.4 hereof, the Committee has the exclusive power, authority and discretion to:

  (a)
  Make Awards;

  (b)
  Designate Participants;

  (c)
  Determine the type or types of Awards to be made to each Participant;

  (d)
  Determine the number of Awards to be made and the number of Shares or dollar amount to which an Award will relate;

  (e)
  Determine the terms and conditions of any Award made under the Plan;

  (f)
  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

  (g)
  Decide all other matters that must be determined in connection with an Award;

  (h)
  Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

  (i)
  Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

  (j)
  Amend the Plan or any Award Agreement as provided herein; and

  (k)
  Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Subsidiary may operate, in order to assure the viability of the benefits of Awards made to Participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4    DELEGATION.

  (a)
  Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

  (b)
  Special Committee. The Committee may delegate to a special committee, consisting of one or more Independent Directors, the authority, within specified parameters as to the number and terms of Awards, to make Awards under this Plan, including to (i) designate officers and/or employees of the Company or any of its Subsidiaries to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the Awards made to Eligible Participants (a) who are subject to Section 16(a) of the 1934 Act at the Award Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

ARTICLE 5
SHARES SUBJECT TO THE PLAN AND PLAN LIMITATIONS

5.1    NUMBER OF SHARES.    Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,500,000. All of the Shares available for issuance pursuant to this Section 5.1 shall, without limitation, be available to be granted as Incentive Stock Options.

5.2    SHARE COUNTING.    Shares covered by an Award shall be subtracted from the Plan Share reserve as of the Award Date, but shall be added back to the Plan Share reserve or otherwise treated in accordance with subsections (a) through (g) of this Section 5.2.

  (a)
  The full number of Shares subject to an Award shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

  (b)
  Upon exercise of SARs that are settled in Shares, the full number of SARs (rather than the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

  (c)
  Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall not be added to the Plan Share reserve.

  (d)
  Shares repurchased on the open market with the proceeds from the exercise of an Option or a SAR shall not again be made available for issuance under the Plan.

  (e)
  To the extent that all or a portion of an Award is canceled, terminated, expired, forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited Shares subject to the Award will be added back to the Plan Share reserve and again be available for issuance pursuant to Awards made under the Plan.

  (f)
  Awards that, by their terms, may be only settled in cash, will not be counted against the Share reserve.

  (g)
  Subject to applicable Exchange requirements, shares available under a shareowner-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the Share reserve.

5.3    STOCK DISTRIBUTED.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market and may be subject to restrictions deemed appropriate by the Committee.

5.4    LIMITATION ON AWARDS.    Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 15):

  (a)
  Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 500,000 Shares.

  (b)
  SARs. The maximum number of SARs granted under the Plan in any calendar year to any one Participant shall be 500,000 with respect to Shares.

  (c)
  Other Awards. The number of Shares with respect to which Restricted Stock, Restricted Stock Units and Performance Awards may be granted to any one Participant during any calendar year shall not exceed 500,000 Shares.

  (d)
  Awards to Non-Employee Directors. The maximum number of Shares subject to Awards granted under the Plan or otherwise during any one (1) fiscal year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such fiscal year for service as a Non-Employee Director, will not exceed $350,000 in total value

    (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), including for this purpose, the value of any Awards that are received in lieu of all or a portion of any annual cash retainers or other similar cash based payments and excluding, for this purpose, the value of any Dividend Equivalent payments paid pursuant to any Award granted in a previous fiscal year. Nothing in this section shall limit an Award or other compensation in excess of the limit of this Section 5.4(d) to the extent such award or other compensation is approved by action of the Board whereby all affected Non-Employee Directors have recused themselves from such approval.

  (e)
  Minimum Vesting. Awards shall be subject to forfeiture as determined by the Committee and set forth in the applicable Award agreement, provided however, that:

     (1)  The Company intends that non-performance Awards will normally vest over a minimum three year period, except for Awards to Non-Employee Directors, which will normally vest over a two year period.

     (2)  The minimum vesting period over which Awards shall vest is one (1) year from the Award Date, provided that this restriction shall not apply (A) as determined by the Committee, in the case of the participant's death, Disability or Retirement or a Change in Control, (B) to an Award that is granted in lieu of cash compensation foregone at the election of a Participant, (C) to Awards for an aggregate number of Shares not to exceed 5% of the total number of Shares available for issuance under this Plan (determined as of the Effective Date), and (D) to Substitute Awards, which in each case of (A) through (D) may have no vesting period or a vesting period which lapses in full prior to a Participant's completion of less than one (1) year of service following the Award Date. Notwithstanding the forgoing, awards to Non-Employee Directors granted on or about the annual stockholders' meeting may vest at the next annual stockholders' meeting even if such period between the two meetings is less than one (1) year.

ARTICLE 6
ELIGIBILITY

6.1    GENERAL.    Awards may be granted only to Eligible Participants who are providing services to the Company or a Subsidiary.

ARTICLE 7
STOCK OPTIONS

7.1    GENERAL.    Options may be (i) Incentive Stock Options within the meaning of Section 422 of the Code, or (ii) Options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The Committee may grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. Each Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award Agreement. In addition, each Option shall be subject to the following limitations set forth in this Section 7.

  (a)
  Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a Substitute Award pursuant to Section 14.9) shall not be less than the Fair Market Value as of the Award Date.

  (b)
  Prohibition on Repricing. Except as otherwise provided in Article 15, without the prior approval of the shareowners of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per Share of the Option.

  (c)
  Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

  (d)
  Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Award Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (v) any other "cashless exercise" arrangement.

  (e)
  Exercise Term. No Option granted under the Plan shall be exercisable for more than ten years from the Award Date.

  (f)
  No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

  (g)
  No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

  (h)
  Incentive Stock Options. Incentive Stock Options may be granted to Participants who are employees on the Award Date. The aggregate market value (determined as of the time the Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 or such other amount set forth in Section 422(d) or any successor thereto. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such Option is prohibited by its terms after the expiration of 5 years from the date of grant of such Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1    STOCK APPRECIATION RIGHTS.    The Committee is authorized to grant SARs to Eligible Participants on the following terms and conditions:

  (a)
  Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

  (1)
  The Fair Market Value of one Share on the date of exercise; over

  (2)
  The base price of the SAR as determined by the Committee and set forth in the Award Agreement, which shall not be less than the Fair Market Value of one Share on the Award Date.

  (b)
  Prohibition on Repricing. Except as otherwise provided in Article 15, without the prior approval of the shareowners of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per Share of the SAR.

  (c)
  Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. No SAR shall be exercisable for more than ten years from the Award Date.

  (d)
  No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

  (e)
  No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

ARTICLE 9
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

9.1    RESTRICTED STOCK AND RESTRICTED STOCK UNITS.    The Committee is authorized to make Awards of Restricted Stock and Restricted Stock Units to Eligible Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

9.2    ISSUANCE AND RESTRICTIONS.    Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, a Participant shall have none of the rights of a shareowner with respect to Restricted Stock Units until Shares of Stock are released in settlement of such Awards.

9.3    DIVIDENDS.    In the case of Restricted Stock Units, the Participant shall not be entitled to receive dividends or Dividend Equivalents unless the Award Agreement specifically provides for Dividend Equivalents, subject to Section 12.1. In the case of Restricted Stock, all dividends with respect to such Shares shall be accumulated and shall be subject to the same terms and conditions as are applicable to the Restricted Stock to which the dividends relate. For avoidance of doubt, all such accumulated dividends shall be paid in cash only if and when the Restricted Stock to which they relate vest.

9.4    FORFEITURE.    Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5    DELIVERY OF RESTRICTED STOCK.    Shares of Restricted Stock shall be delivered to the Participant at the Award Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10
PERFORMANCE AWARDS

10.1    PERFORMANCE AWARDS.    The Committee is authorized to make any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards made to each Eligible Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Agreement or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2    PERFORMANCE GOALS.    The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the Participant in an amount determined by the Committee.

ARTICLE 11

QUALIFIED PERFORMANCE-BASED AWARDS

11.1     Unless otherwise determined by the Committee, Performance Awards granted to Covered Employees are intended to qualify as Qualified Performance-Based Awards. The Committee shall establish performance goals for Qualified Performance-Based Awards within the first 90 days of a performance period ("Qualified Business Criteria") based on one or more of the following, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of a Subsidiary or a division, region, department or function within the Company or a Subsidiary: total shareholder return, operating profits; revenue growth; gross profit margin; operating profit margin; net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per Share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; and/or any other business criteria determined in advance and in writing by the Committee.

Performance goals with respect to the foregoing Qualified Business Criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles.

11.2    ACHIEVEMENT OF PERFORMANCE GOALS.    Each Qualified Performance-Based Award shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Business Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (i) the termination of employment of a Participant, or (ii) the occurrence of a Change in Control. Performance periods established by the Committee for any such Qualified Performance-Based Award must be at least twelve months and may be any longer period. In addition, the Committee has the right, in connection with the grant of a Qualified Performance-Based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals. The Committee also reserves the right to exercise positive discretion in extraordinary situations or where such positive discretion is needed to remedy an inequitable outcome, which discretion may be used to increase a payout, but not beyond the target amount.

11.3    INCLUSIONS AND EXCLUSIONS FROM PERFORMANCE CRITERIA.    The Committee may provide in any Qualified Performance-Based Award, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in then-current accounting principles; (f) extraordinary nonrecurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareowners for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

11.4    CERTIFICATION OF PERFORMANCE GOALS.    Any payment of a Qualified Performance-Based Award granted with performance goals pursuant to this Article 11 shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in Sections 11.2 or 11.3, no Qualified Performance-Based Award held by a Covered Employee may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Business Criteria or to increase the amount payable pursuant thereto or the value thereof.

ARTICLE 12
DIVIDEND EQUIVALENTS

12.1    GRANT OF DIVIDEND EQUIVALENTS.    The Committee is authorized to pay Dividend Equivalents with respect to Full-Value Awards made hereunder, subject to such terms and conditions as may be selected by the Committee, provided that, no Dividend Equivalent shall vest prior to Full-Value Award to which it relates. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, or (ii) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the end of the calendar year in which the corresponding dividends were paid to shareowners, or (B) the end of the first calendar year in which the Participant's right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture).

ARTICLE 13

[Reserved]

ARTICLE 14
PROVISIONS APPLICABLE TO AWARDS

14.1    AWARD AGREEMENTS.    Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

14.2    FORM OF PAYMENT FOR AWARDS.    At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.

14.3    LIMITS ON TRANSFER.    No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

14.4    STOCK TRADING RESTRICTIONS.    All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock Agreement or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

14.5    TREATMENT UPON TERMINATION OF SERVICE.    The applicable Award Agreement or other special Plan document governing an Award shall specify the treatment of such Award upon the termination of a Participant's Continuous Service.

14.6    EFFECT OF A CHANGE IN CONTROL.    The provisions of this Section 14.6 shall apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.

  (a)
  Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one (1) year after the effective date of the Change in Control, a Participant's employment is involuntarily terminated other than for cause, then (i) all of that Participant's outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant's performance-based Awards that were outstanding immediately before the effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the "target" level, and, there shall be a pro rata payout to such Participant within 60 days following the date of termination of employment (unless a later date is required under Section 17.3), based upon the length of time (in days) within the performance period that has elapsed prior to the date of termination of employment. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.

  (b)
  Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the payout level attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the "target" level, and there shall be a pro rata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 17.3 hereof), based upon the length of time (in days) within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. Subject to compliance with Code Section 409A, and any greater rights granted to Participants hereunder, in the event of a Change in Control, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation or sale of assets.

14.7    ACCELERATION FOR OTHER REASONS.    Regardless of whether an event has occurred as described in Sections 14.5 or 14.6 above, subject to 5.4(e), the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant's Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this Section 14.7.

14.8    FORFEITURE EVENTS.    Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant, including without limitation, the Knoll, Inc. Compensation Recoupment Policy, as may be amended from time to time. In addition, the Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Subsidiary policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Subsidiary, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. The Company shall seek to recover any Award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other "clawback" provision required by law or the listing standards of the Exchange.

14.9    SUBSTITUTE AWARDS.    The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute awards be made on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 15
CHANGES IN CAPITAL STRUCTURE

15.1    MANDATORY ADJUSTMENTS.    In the event of a nonreciprocal transaction between the Company and its shareowners that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price or base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Sections 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

15.2    DISCRETIONARY ADJUSTMENTS.    Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 15.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.3    GENERAL.    Any discretionary adjustments made pursuant to this Article 15 shall be subject to the provisions of Section 16.2.

ARTICLE 16
AMENDMENT, MODIFICATION AND TERMINATION

16.1    AMENDMENT, MODIFICATION AND TERMINATION.    The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareowner approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareowner approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareowner approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareowners of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or

(ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Notwithstanding the forgoing, any amendment related to the compensation of Non-Employee Directors shall be subject to approval by the Board.

16.2    AWARDS PREVIOUSLY MADE.    At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

  (a)
  Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-Share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

  (b)
  The original term of an Option or SAR may not be extended without the prior approval of the shareowners of the Company;

  (c)
  Except as otherwise provided in Section 15.1, the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, without the prior approval of the shareowners of the Company; and

  (d)
  No termination, amendment, or modification of the Plan shall adversely affect any Award previously made under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-Share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

16.3    COMPLIANCE AMENDMENTS.    Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board or the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.3 to any Award made under the Plan without further consideration or action.

16.4    CORRECTION OF ERRORS.    Notwithstanding anything in any Award Agreement to the contrary, the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who does not qualify as an Eligible Participant on the date of grant. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 16.4 to any Award made under the Plan without further consideration or action.

ARTICLE 17
GENERAL PROVISIONS

17.1    RIGHTS OF PARTICIPANTS.

  (a)
  No Participant or any Eligible Participant shall have any claim to receive any Award under the Plan. Neither the Company, its Subsidiaries nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the

    Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

  (b)
  Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or status as an officer, or any Participant's service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Subsidiary, whether for the duration of a Participant's Award or otherwise.

  (c)
  Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Subsidiary and, accordingly, subject to Article 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or an of its Subsidiaries.

  (d)
  No Award gives a Participant any of the rights of a shareowner of the Company unless and until Shares are in fact issued to such person in connection with such Award.

17.2    WITHHOLDING.    The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or Shares or to require a Participant to remit in cash to the Company promptly upon notification of the amount due, an amount to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Stock Award under this Plan. In the case of any Stock Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy the statutory minimum withholding tax obligations applicable with respect to such Award. The Company may defer issuance or delivery of Stock until such requirements are satisfied. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, Shares (including Shares pursuant to or issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount, consistent with Accounting Standards Codification 718 as amended from time to time, shall not be in excess of the maximum statutory federal, state and local withholding requirements).

17.3    SPECIAL PROVISIONS RELATED TO CODE SECTION 409A.

  (a)
  It is the intention of Company that the provisions of this Plan and any Award thereunder either (i) provide compensation that is not deferred compensation, or (ii) provide compensation that is deferred compensation exempt from Section 409A of the Code, or (iii) provide deferred compensation that complies with Section 409A of the Code and the rules, regulations and other authorities promulgated thereunder (including the transition rules thereof) (collectively, "409A"), and all provisions of this Plan and any Award Agreements will be construed and interpreted in a manner consistent with this intent.

  (b)
  To the extent a Participant is a "specified employee," as defined in Section 409A(a)(2)(B)(i) of the Code and as determined in good faith by Company, notwithstanding the timing of payment otherwise provided in the Plan or an Award Agreement, no payment, distribution or benefit that constitutes a distribution of deferred compensation (within the meaning of Treasury Regulation Section 1.409A-1(b)) upon separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), after taking into account all available exemptions, that would otherwise be payable during the six-month period after separation from service will be made during such six-month period, and any such payment, distribution or benefit will instead be paid on the first business day after such six-month period.

  (c)
  For purposes of 409A, each installment, tranche, portion or segment of a payment under the Plan or any Award, will be deemed to be a separate payment as permitted under Treasury Regulation Section 1.409A-2(b)(2)(iii).

  (d)
  Notwithstanding anything to the contrary contained in the Plan or any Award Agreement, any payment caused by a termination of employment shall occur only to the extent that the Participant incurs a "separation from service" with the Company within the meaning of Treasury Regulation Section 1.409A-1(h).

  (e)
  Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.4    UNFUNDED STATUS OF AWARDS.    The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares with respect to Awards. This Plan is not intended to be subject to ERISA.

17.5    RELATIONSHIP TO OTHER BENEFITS.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareowner approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.6    FRACTIONAL SHARES.    No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

17.7    GOVERNMENT AND OTHER REGULATIONS.

  (a)
  Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an Subsidiary of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

  (b)
  Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

17.8    GOVERNING LAW.    To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

17.9    SEVERABILITY.    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.10    NO LIMITATIONS ON RIGHTS OF COMPANY.    The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer such Shares to a Participant in accordance with the terms of an Award made to such Participant and specified by the Committee pursuant to the provisions of the Plan.

17.10    INDEMNIFICATION.    Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

17.11    DEFERRAL.    Except as otherwise provided herein, a Participant may defer receipt or payment of any Award (other than an Option or a SAR), in accord with the terms of any deferred compensation plan or arrangement of the Company.

NNNNNNNNNNNN . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 8, 2018. Vote by Internet • Go to www.envisionreports.com/KNL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. + 1. Election of Directors: To elect three (3) directors named in the proxy statement to hold office for a term ending at the 2021 Annual Meeting of Stockholders. For Withhold For Withhold For Withhold 01 - Stephanie Stahl 02 - Christopher G. Kennedy 03 - Daniel W. Dienst For Against Abstain ForAgainst Abstain 2. To approve the Knoll, Inc. 2018 Stock Incentive Plan. 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018. For Against Abstain 4. To approve, on an advisory basis, the Company’s 2017 executive compensation. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. NNNNNNNC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 6 1 9 2 6 1 02SQOD NNNNNNNNN C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Knoll, Inc. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KNOLL, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2018 The undersigned hereby appoints Charles W. Rayfield and Michael A. Pollner, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Knoll, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Knoll, Inc. to be held at the offices of Knoll, Inc. at 1330 Avenue of the Americas, 2nd Floor, New York, New York 10019 on Tuesday, May 8, 2018 at 9:00 a.m. (local time) and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. To participants in the Knoll Retirement Savings Plan: This proxy covers all shares for which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company, Trustee of the Knoll Retirement Savings Plan. This proxy, when properly executed, will be voted as indicated on the reverse side. If voting instructions are not received by the proxy tabulator by 11:59 p.m. on May 4, 2018, you will be treated as directing the Plan’s Trustee to vote your shares in the Plan in the same proportion as the shares for which the Trustee has received timely instructions from others who do vote. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 8, 2018: The proxy statement and annual report to stockholders are available at www.envisionreports.com/KNL. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/KNL • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Knoll, Inc. Stockholder Meeting to be Held on May 8, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/KNL Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/KNL to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. g Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 27, 2018 to facilitate timely delivery. + 2 N O T C O Y 02SQRD NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Knoll, Inc.’s Annual Meeting of Stockholders will be held on May 8, 2018 at 1330 Avenue of the Americas, 2nd Floor, New York, New York 10019 at 9:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4: 1. 2. 3. To elect three (3) Directors named in the proxy statement to hold office for a term ending at the 2021 Annual Meeting of Stockholders. To approve the Knoll, Inc. 2018 Stock Incentive Plan. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. To approve, on an advisory basis, the Company’s 2017 executive compensation. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/KNL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Knoll, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 27, 2018. g g 02SQRD Stockholder Meeting Notice